Exhibit 10.l

ALLTEL CORPORATION
PROFIT-SHARING PLAN
(January 1, 2002 Restatement)

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS	2

1.01 Authorized Leave of Absence	2
1.02 Beneficiary	2
1.03 Board of Directors	2
1.04 Break in Service	2
1.05 Code	2
1.06 Company	2
1.07 Compensation	3
1.08 Computation Period	3
1.09 Controlled Group	4
1.10 Early Retirement	4
1.11 Effective Date	4
1.12 Eligible Employee	4
1.13 Employee	5
1.14 Employer	5
1.15 Employer Contribution	5
1.16 Employment Commencement Date	5
1.17 ERISA	6
1.18 Forfeiture	6
1.19 Guaranteed Principal Investment Fund	6
1.20 Reserved	6
1.21 Hour of Service	6
1.22 Investment Fund A	6
1.23 Reserved	6
1.24 Reserved	6
1.25 Normal Retirement Age	6
1.26 Normal Retirement	6
1.27 Participant	6
1.28 Plan	7
1.29 Plan Administrator	7
1.30 Plan Year	7
1.31 Prior Plan	7
1.32 Reemployment Commencement Date	7
1.33 Region	7
1.34 Separate Account	7
1.35 Spouse	7
1.36 Sub-Account	7
1.37 Termination of Employment	8
1.38 Total and Permanent Disability	8
1.39 Trust	8
1.40 Trust Agreement	8
1.41 Trustee	8
1.42 Trust Fund	8
1.43 Valuation Date	9
1.44 Year of Eligibility Service	9
1.45 Year of Participation	9
1.46 Year of Service	9
1.47 Year of Vesting Service	9

ARTICLE II ADMINISTRATION	10

2.01 Plan Administrator	10
2.02 Allocation of Authority and Responsibility Among Named Fiduciaries	10
2.03 Rights, Powers and Duties of the Plan Administrator	10
2.04 Discharge of Duties	11
2.05 Indemnification	12
2.06 Compensation and Expenses	12
2.07 Committee	12
2.08 Administrative Expenses	13

ARTICLE III GENERAL PROVISIONS	14

3.01 Adoption of the Plan by Other Employers	14
3.02 No Contract of Employment	14
3.03 Restrictions Upon Assignments and Creditor's Claims	14
3.04 Facility of Payment	15
3.05 Restriction of Claims Against Trust	15
3.06 Benefits Payable from Trust	15
3.07 Merger and Transfer of Assets or Liabilities	15
3.08 Applicable Law	16
3.09 Reversion of Employer Contributions	16
3.10 Qualified Military Service Rights	16

ARTICLE IV CLAIMS PROCEDURES	17

4.01 Claim for Benefits	17
4.02 Review	17

ARTICLE V AMENDMENT AND TERMINATION	19

5.01 Amendment and Termination of the Plan	19
5.02 Procedure Upon Termination	19
5.03 Non-Forfeitability Upon Termination of Plan	20
5.04 Reorganization	20
5.05 Withdrawal of an Employer	20

ARTICLE VI TRUST AGREEMENT AND TRUST FUND	21

6.01 Trust Agreement and Trust Fund	21

(ii)

6.02 Irrevocability	21
6.03 Benefits Payable Only from Trust Fund	21
6.04 Optional Provision for Benefits	21
6.05 Commingling Authorized	21

ARTICLE VII LIMITATION ON CONTRIBUTIONS	21

7.01 Definitions	23
7.02 Limitations on Crediting of Contributions and Forfeitures	24
7.03 Coverage Under Other Qualified Defined Contribution Plan	25
7.04 Coverage Under Qualified Defined Benefit Plan	25
7.05 Scope of Limitations	26

ARTICLE VIII TOP-HEAVY PROVISIONS	27

8.01 Definitions	27
8.02 Applicability	29
8.03 Minimum Employer Contribution	29
8.04 Coordination with Other Plans	30
8.05 Adjustments to Section 415 Limitations	30
8.06 Accelerated Vesting	30
8.07 EGTRAA Provision	30

ARTICLE IX SERVICE	33

9.01 Crediting of Hours of Service	33
9.02 Limitations on Crediting of Hours of Service	34
9.03 Department of Labor Rules	35
9.04 Years of Eligibility Service	35
9.05 Years of Vesting Service	36
9.06 Vesting Following Break in Service	39

ARTICLE X ELIGIBILITY AND PARTICIPATION	40

10.01 Eligibility	40
10.02 Termination and Rehiring	40
10.03 Duration of Participation	41

ARTICLE XI INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE ACCOUNTS	42

11.01 Composition of Trust Fund	42
11.02 Election to Transfer to Guaranteed Principal Investment Fund	43
11.03 Allocation of Earnings or Losses to Separate Accounts	43
11.04 Separate Accounts	44
11.05 Sub-Accounts	44

(iii)

ARTICLE XII VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS	45

12.01 No Voluntary Contributions	45
12.02 No Rollover Contributions	45

ARTICLE XIII EMPLOYER CONTRIBUTIONS AND ALLOCATIONS	46

13.01 Employer Contributions	46
13.02 Timing of Employer Contributions	46
13.03 Allocation of Forfeitures	46
13.04 Eligibility For and Allocation of Employer Contributions	47
13.05 Employer Contributions for Certain Employees	47

ARTICLE XIV BENEFITS AND DISTRIBUTIONS	48

14.01 Vested Termination of Employment	48
14.02 Death	48
14.03 Administrative Powers Relating to Payments	48
14.04 Reemployment	48

ARTICLE XV FORMS OF PAYMENT	50

15.01 Method of Distribution to Participants	50
15.02 Method of Distribution to Beneficiaries	51
15.03 Provisions Pursuant to Sections 401(a)(9), 401(a)(14), and 411(a)(11) of the Code 52 15.04 Small Benefit Cash-Out	52
15.04 Small Benefit Cash-Out	54
15.05 Notice Regarding Distributions	55
15.06 Direct Rollover Requirements	55
15.07 Valuation and Timing of Distribution	57
15.08 Form of Election	57
15.09 Prior Plans	57

ARTICLE XVI VESTING AND FORFEITURES	58

16.01 Full Vesting	58
16.02 Vesting Schedule	58
16.03 Forfeitures	59
16.04 Restoration of Certain Forfeitures on Reemployment	60
16.05 Vesting Following Certain Distributions	60
16.06 Election of Former Vesting Schedule	61

ARTICLE XVII BENEFICIARIES	62

17.01 Designation of Beneficiary	62
17.02 Spousal Consent Requirements	62
17.03 No Beneficiary	62
17.04 Reliance	63

(iv)

ARTICLE XVIII LOANS	64

18.01 No Loans	64

ARTICLE XIX IN-SERVICE WITHDRAWALS	65

19.01 No In-Service Withdrawals	65

ARTICLE XX MERGER OF CERTAIN PLANS INTO THE PLAN	66

20.01 In General	66
20.02 Merger of Allied Telephone Company Profit Sharing Plan	66
20.03 Merger of Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates	67

ARTICLE XXI TRANSFER OF BENEFITS WITH RESPECT TO CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES	69

21.01 Definitions	69
21.02 Transfer of Assets	70
21.03 Benefit Payments After an Effective Date but Prior to the Transfer of Assets	70
21.04 Cessation of Participation	70
21.05 Vested Interest of Transfer Employees	70
21.06 Plan Continuing	70
21.07 Overriding Provisions	71

ARTICLE XXII EXTENSION OF COVERAGE TO CERTAIN EMPLOYEES	72

22.01 Extension of Coverage to Certain Georgia Exchange Employees	72
22.02 Extension of Coverage to Certain Ohio Employees	72
22.03 Extension of Coverage to Certain Georgia Exchange Employees	72
22.04 Extension of Coverage to Certain Kentucky Employees	73
22.05 Extension of Coverage to Certain Alabama Employees	73

ARTICLE XXIII SPECIAL PROVISIONS AND EFFECTIVE DATES	74

23.01 General	74
23.02 Specific Effective Date Provisions	74
23.03 Law Change Effective Dates	75
23.04 GUST Effective Dates	75
23.05 EGTRAA Effective Dates	75

(v)

ALLTEL CORPORATION
PROFIT-SHARING PLAN
(January 1, 2002 Restatement)

PREAMBLE

The ALLTEL Corporation Profit-Sharing Plan, originally effective as of January 1, 1988, was amended and restated effective as of January 1, 1994, and was thereafter amended on several occasions. The Plan is hereby amended and restated in its entirety, effective as herein set forth. The Plan is intended to qualify as a profit-sharing plan for all purposes of the Code, ERISA, and any other relevant purpose, notwithstanding that contributions may or may not be made without regard to current or accumulated profits of the employer and without regard to whether contributions may or may not be discretionary. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

ARTICLE I
DEFINITIONS

Whenever used herein with the initial letter capitalized, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. For purposes of construction of the Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.

1.01 Authorized Leave of Absence

Any absence from regular employment authorized or excused by the Employer under its standard personnel practices, provided that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence.

1.02 Beneficiary

The person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire vested interest under the Plan.

1.03 Board of Directors

The Board of Directors of the Company.

1.04 Break in Service

A Computation Period during which an Employee does not complete more than 500 Hours of Service.

1.05 Code

The Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

1.06 Company

ALLTEL Corporation, a Delaware Corporation, its corporate successors, and the surviving corporation resulting from any merger of ALLTEL Corporation with any other corporation or corporations.

1.07 Compensation

The amount paid by the Employer during the Plan Year directly to the Employee, including basic wages, cash bonuses, overtime compensation, commissions, shift differentials, in-charge premiums, any amount the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan, the ALLTEL Corporation Performance Incentive Compensation Plan, the ALLTEL Corporation Long-Term Performance Incentive Plan, or the ALLTEL Corporation 1998 Management Deferred Compensation Plan, but excluding any other forms of additional compensation and further excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the above-specified plans shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Compensation shall be determined without regard to any compensation reduction pursuant to an arrangement under a "cafeteria plan" as defined in Section 125 of the Code or pursuant to a "qualified cash or deferred arrangement" as defined in Section 401(k) of the Code.

In no event, however, shall the Compensation of a Participant taken into account under the Plan for a Plan Year exceed the dollar limitation under Section 401(a)(17)(A) of the Code, subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code. If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12.

1.08 Computation Period

For purposes of determining an Employee's Years of Eligibility Service, a Computation Period means (i) the 12-consecutive-month period beginning on his Employment Commencement Date, and (ii) each Plan Year beginning after his Employment Commencement Date.

For purposes of determining an Employee's Years of Vesting Service, a Computation Period means each Plan Year, commencing with the Plan Year in which occurs his Employment Commencement Date.

For purposes of determining a Participant's Years of Participation, a Computation Period means each Plan Year.

1.09 Controlled Group

An Employer and any and all other corporations, trades, businesses, or organizations, the employees of which together with the employees of the Employer are required, pursuant to the applicable provisions of Section 414(b), (c), or (m) of the Code, to be treated as if they were employed by a single employer.

1.10 Early Retirement

A Participant's Termination of Employment, other than by reason of death or Total and Permanent Disability, before his Normal Retirement Age but following his attainment of age 55 and completion of 20 Years of Vesting Service or his attainment of age 60 and completion of 15 Years of Vesting Service.

1.11 Effective Date

The Plan was originally effective as of January 1, 1988.

1.12 Eligible Employee

(a) Each Employee of the Employer, except

(1) an Employee covered by a collective bargaining agreement between an Employer and a representative of such Employee that does not specifically provide for coverage under the Plan; provided, however, that if an Employee ceases to be covered by a collective bargaining agreement (other than by a transfer of employment), such an Employee shall not become an Eligible Employee unless coverage under the Plan is specifically extended to such an Employee by an amendment to the Plan,

(2) any person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code),

(3) a leased employee (as hereinafter defined),

(4) any person whose compensation from the Employer is not regularly stated compensation on a salaried or hourly wage basis, or

(5) any person who is not treated by the Employer as an employee for purposes of Section 3401 of the Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Code), without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Code.

(b) In determining eligibility of an Employee described on Appendix A, the terms of Appendix A shall apply.

1.13 Employee

A person employed (as a common law employee) by the Controlled Group. "Employee" shall include any "leased employee" (as hereinafter defined); provided, however, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. The term "leased employee" means any person who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Internal Revenue Code) on a substantially full-time basis for a period of at least one year, if such services are performed under the primary direction and control of the recipient. Notwithstanding the foregoing, a leased employee shall not be considered an Employee for any Plan Year if such leased employees constitute less than 20% of the number of the Employer's Nonhighly Compensated Employees within the meaning of Section 414(n)(5)(C)(ii) of the Code and if during such Plan Year the leased employee is covered by a plan described in Section 414(n)(5)(B) of the Code. A leased employee is not eligible to participate in the Plan unless he actually becomes an Employee (and an Eligible Employee) without regard to this paragraph.

1.14 Employer

The Company and any other member of the Controlled Group adopting the Plan pursuant to Section 3.01 or any corresponding predecessor provision of the Plan.

1.15 Employer Contribution

An Employer profit-sharing contribution made pursuant to Section 13.01.

1.16 Employment Commencement Date

The date on which an Employee first performs an Hour of Service for the Employer or any other member of the Controlled Group.

1.17 ERISA

The Employee Retirement Income Security Act of 1974, as the same has been and may be amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

1.18 Forfeiture

The non-vested portion of a Participant's Separate Account that is forfeited pursuant to Section 16.03.

1.19 Guaranteed Principal Investment Fund

An investment fund described in Section 11.01.

1.20 Reserved

1.21 Hour of Service

Each hour, if any, that may be credited to a person in accordance with the provisions of Article IX.

1.22 Investment Fund A

An investment fund described in Section 11.01.

1.23 Reserved

1.24 Reserved

1.25 Normal Retirement Age

The date an Employee attains age 65.

1.26 Normal Retirement

A Participant's Termination of Employment, other than by reason of death or Total and Permanent Disability, on or after he attains his Normal Retirement Age.

1.27 Participant

A person who fulfills the eligibility requirements as provided in the Plan to become a Participant and who continues to qualify as a Participant in accordance with the Plan's provisions.

1.28 Plan

The ALLTEL Corporation Profit-Sharing Plan, as set forth herein and as may be amended from time to time.

1.29 Plan Administrator

The Company, which shall serve pursuant to the terms of Article II. The Company may allocate or delegate any or all of its authority under the Plan to a Committee of no less than three persons.

1.30 Plan Year

The twelve-month period which begins on the first day of January and which ends on the last day of December.

1.31 Prior Plan

Any other qualified plan that is merged into the Plan under Article XX.

1.32 Reemployment Commencement Date

The date on which an Employee first performs an Hour of Service following a termination of employment with the Controlled Group.

1.33 Region

An operating region, corporate division, or other grouping of Employees of the Employer for a particular Plan Year, designated by the Board of Directors in the resolution with respect to that Plan Year as provided in Section 13.01.

1.34 Separate Account

The separate account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust Fund and any Sub-Accounts established thereunder, as provided in Article XI.

1.35 Spouse

The person to whom a Participant is legally married at the time in question.

1.36 Sub-Account

Any of the individual sub-accounts of a Participant's Separate Account that is maintained as provided in Article XI.

1.37 Termination of Employment

A termination of employment with the Employer or other member of the Controlled Group following which the person is no longer employed by any member of the Controlled Group.

1.38 Total and Permanent Disability

Permanent incapacity resulting in the Participant's being unable to engage in gainful employment at his usual occupation, or any other occupation for which he is reasonably suited by education, training and experience, by reason of any medically demonstrable physical or mental condition, excluding, however, (i) incapacity contracted, suffered or incurred while the Participant was engaged in, or which resulted from having engaged in, a felonious enterprise; (ii) incapacity resulting from or consisting of chronic alcoholism or addiction to drugs of abuse; (iii) incapacity resulting from an intentionally self-inflicted injury or illness; (iv) incapacity contracted, suffered or incurred in the employment of other than the Employer, including self-employment; (v) incapacity resulting from injury or disease incurred while serving in the armed forces of any country and for which a government disability benefit is payable. Notwithstanding the foregoing, for purposes of Section 14.02 only (and not for purposes of Sections 13.03 and 13.04), the incapacity of a Participant who became an Employee prior to January 1, 1995, shall be determined in accordance with the definition of Total and Permanent Disability in effect under the Plan prior to January 1, 1995 to the extent that the prior definition is more favorable to the Participant.

1.39 Trust

The trust maintained by the Trustee under the Trust Agreement.

1.40 Trust Agreement

The Agreement between the Company and the Trustee establishing or maintaining the ALLTEL Corporation Profit-Sharing Trust, as amended from time to time.

1.41 Trustee

The entity or individual or individuals designated under the Trust Agreement and includes and denotes any successor or successor in trust under the Trust Agreement, unless the context clearly indicates a contrary intention.

1.42 Trust Fund

All cash, securities, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with the income therefrom.

1.43 Valuation Date

The last day of each calendar month and each other date (or dates) as may be established from time to time by the Plan Administrator.

1.44 Year of Eligibility Service

A Computation Period commencing before, on, or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his eligibility to participate in the Plan. The determination of Years of Eligibility Service for certain Employees may be modified by Section 9.04.

1.45 Year of Participation

A Computation Period commencing on or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his eligibility to receive an allocation under Sections 13.03 and 13.04 for a Plan Year.

1.46 Year of Service

A Computation Period during which an Employee completes at least 1,000 Hours of Service.

1.47 Year of Vesting Service

A Computation Period commencing before, on, or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his vested interest in his Separate Account. The determination of Years of Vesting Service for certain Employees may be modified by Section 9.05.

ARTICLE II
ADMINISTRATION

2.01 Plan Administrator

The Company shall be the Plan Administrator and shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code.

2.02 Allocation of Authority and Responsibility Among Named Fiduciaries

The Company, the Plan Administrator, and the Trustee shall be "named fiduciaries" as defined in Section 402(a)(2) of ERISA. The Employers shall have the sole responsibility for making contributions under the Plan, as determined by the Company. The Company shall have the sole responsibility for appointing one or more trustees as the Trustee. The Plan Administrator shall have the sole responsibility for the administration of the Plan as provided herein. Except to the extent that an investment manager (as defined in Section 3(38) of ERISA) has been appointed, the Trustee shall have the responsibility for the administration and management of the Trust Fund, in accordance with the provisions of the Trust Agreement. Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, unless inconsistent with applicable law. Each named fiduciary may rely on any direction, information or action of another named fiduciary. It is intended under the Plan that each named fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary (including named fiduciaries) if the responsibility or authority of the act or failure to act was not within the scope of the named fiduciary's authority or delegated responsibility. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

2.03 Rights, Powers and Duties of the Plan Administrator

The Plan Administrator shall have all such powers and authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and responsibilities:

(a) The Plan Administrator shall administer the Plan uniformly and consistently with respect to persons who are similarly situated.

(b) The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of such payments. Benefits under the Plan shall be paid only if the Plan

 Administrator decides in its discretion that the applicant is entitled to the benefits under the provisions of the Plan. The Plan Administrator shall have the discretionary power and authority to interpret and construe the provisions of the Plan and to make factual determinations in deciding whether an applicant is entitled to benefits under the Plan.

(c) The Plan Administrator shall have the sole responsibility for the administration of the Plan; and, except as herein expressly provided, the Plan Administrator shall have the exclusive discretionary power and authority to interpret and construe the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, Beneficiaries, and their heirs, distributees, executors, administrators and assigns. In exercising such powers and authorities, the Plan Administrator shall at all times exercise good faith, apply standards of uniform application and refrain from any arbitrary action.

(d) The Plan Administrator shall resolve all questions relating to participation in the Plan and determine the amount, manner, and timing of the payment of benefits under the Plan.

(e) The Plan Administrator shall maintain such records as it determines are necessary, appropriate, or convenient to properly administer the Plan.

(f) The Plan Administrator may adopt rules and procedures for the administration of the Plan that are consistent with the terms of the Plan.

(g) The Plan Administrator may employ such counsel and agents for administrative, clerical, legal, medical, accounting, or other services as it may require in carrying out the provisions of the Plan.

(h) The Plan Administrator shall prepare and distribute to Participants or their Beneficiaries all information required under federal law or by the other provisions of the Plan.

(i) The Plan Administrator shall prepare and file all reports or other information required by applicable law.

2.04 Discharge of Duties

Each fiduciary under the Plan shall discharge its duties solely in the interest of Participants and their Beneficiaries in accordance with the applicable provisions of Section 404 of ERISA.

2.05 Indemnification

The Company shall indemnify any officer, director, or employee of a member of the Controlled Group to whom any power, authority, or responsibility is allocated or delegated for any liability actually and reasonably incurred with respect to the exercise or failure to exercise such power, authority, or responsibility, unless such liability results from such person's own gross negligence or willful misconduct.

2.06 Compensation and Expenses

No person who already receives full-time pay from a member of the Controlled Group shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

2.07 Committee

(a) The Company, pursuant to authority of its Board of Directors, may allocate or delegate any or all of its powers, authority, or responsibilities as Plan Administrator to a Committee of no less than three persons. Nothing contained herein shall be construed to prevent any Participant or any director, officer, or employee of a member of the Controlled Group from serving as a member of the Committee.

(b) Any action authorized, permitted, or required to be taken by the Committee may be taken by a majority of its members at the time acting hereunder, except that no member of the Committee who is a Participant shall take any part in any action relating solely to his participation. The decision of the majority may be expressed by a vote at a meeting of the Committee, or in writing without a meeting. Any direction or certification required or authorized to be given by the Committee shall be in writing and signed by a majority of the members of the Committee, or by such member as may be designated by an instrument in writing signed by all of the members thereof. The Committee shall keep a permanent record of its meetings and actions.

(c) The Committee may from time to time allocate to one or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be delegated under ERISA unless delegation is expressly prohibited by the terms of the Plan or the Trust Agreement. Any such allocation or delegation will be made in writing, will be reviewed periodically by the Committee, and will be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances. Whenever a person or organization has the power and authority under the Plan to delegate discretionary authority respecting the administration of the Plan to another person or organization, the delegating party's responsibility with respect to such delegation is limited to the selection of the person to whom authority is delegated and the periodic review of such person's performance and compliance with applicable law and regulations. Any breach of fiduciary responsibility by the person to whom authority has been delegated which is not proximately caused by the delegating party's failure to properly select or supervise, and in which breach the delegating party does not otherwise participate, will not be considered a breach by the delegating party, to the extent permitted by law.

(d) The Company, pursuant to authority of its Board of Directors, may from time to time remove members of the Committee and add members thereto. A member of the Committee may, at any time, notify the Company in writing of his intent to resign from the Committee, and such resignation shall be effective as of the date such written notification is received by the Company, unless a later date is specified therein. Vacancies occurring in the Committee whether by reason of resignation, removal, death or otherwise, shall be filled pursuant to authority of the Board of Directors.

(e) The Committee may from time to time formulate such rules and regulations for its organization and the transaction of its business as it deems suitable and as are consistent with the provisions of the Plan and the Trust Agreement.

2.08 Administrative Expenses

All reasonable expenses of administering the Plan and Trust, including the compensation of all persons employed by the Plan Administrator shall be paid out of the Trust Fund; provided, however that the Company and/or the other Employers may elect to make payment of the expenses directly from its and/or their general assets. Any expenses to be paid by the Trustee out of the Trust Fund shall be approved by the Plan Administrator before payment by the Trustee.

ARTICLE III
GENERAL PROVISIONS

3.01 Adoption of the Plan by Other Employers

Any member of the Controlled Group may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument evidencing such adoption on the order of its board of directors or other organizational authority.

3.02 No Contract of Employment

Nothing herein contained shall be construed to constitute a contract of employment between the Employer and any Employee nor shall the maintenance of the Plan affect the Employer's right to discharge or otherwise discipline Employees. The employment records of the Employer and the Trustee's records shall be final and binding upon all Employees as to eligibility and participation.

3.03 Restrictions Upon Assignments and Creditor's Claims

(a) Except as may be otherwise provided in the Plan, Section 401(a)(13)(B) of the Code (relating to qualified domestic relations orders), Sections 401(a)(13)(C) and (D) of the Code (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have the power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

(b) Notwithstanding the foregoing, this Section 3.03 shall not apply to a qualified domestic relations order, as defined in Section 414(p) of the Code. The Plan Administrator shall establish a procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of any State domestic relations order and the procedure which the Plan Administrator will follow in determining whether the order constitutes a qualified domestic relations order, as defined in Section 414(p) of the Code.

(c) Notwithstanding any other provision of the Plan to the contrary, and effective for domestic relations orders received by the Plan Administrator on or after January 1, 2002, a distribution to an alternate payee under a qualified domestic relations order may be made as soon as practicable after the issuance of the qualified domestic relations order and receipt and approval of the order as qualified by the Plan Administrator, provided the terms of the qualified domestic relations order permit payment of the distribution.

3.04 Facility of Payment

If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative). Any payment made in accordance with the provisions of this Section 3.04 shall be a complete discharge of any liabilities of the Plan with respect to the benefit so paid.

3.05 Restriction of Claims Against Trust

The Trust and the corpus and income thereof shall not be subject to the rights or claims of any creditor of the Employer or Controlled Group. Neither the establishment of the Trust, the modification of the Trust Agreement, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person any legal or equitable rights against the Controlled Group or any of its officers, employees, directors, or shareholders, or the Trustee unless the same shall be specifically provided for in the Plan.

3.06 Benefits Payable from Trust

All benefits payable under the Plan shall be paid or provided for solely from the Trust.

3.07 Merger and Transfer of Assets or Liabilities

The Plan shall not be merged or consolidated with any other plan, nor shall any assets or liabilities of the Plan be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets, each

Participant would receive a benefit having a value equal to or greater than the benefit he would have received if the Plan had terminated immediately prior to the merger, consolidation or transfer.

3.08 Applicable Law

To the extent not preempted by federal law, the provisions of the Plan shall be construed, regulated, and administered in accordance with the laws of the State of Delaware. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

3.09 Reversion of Employer Contributions

At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. Notwithstanding the foregoing, if a contribution to the Trust is made by the Employer by a mistake in fact, such contribution shall be returned to the Employer within one year after the payment of the contribution to the Trust if the Employer so directs. If a contribution by the Employer is conditioned on initial qualification of the Plan under Section 401 of the Code, and if the Plan does not qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan. If a contribution to the Trust is not fully deductible by the Employer under Section 404 of the Code, then, to the extent the deduction is disallowed, such a contribution may be returned to the Employer if the Employer so directs within one year after the disallowance of the deduction. Unless otherwise specified in writing, contributions made by the Employer to the Trust shall be deemed to be conditioned upon the initial and continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code.

3.10 Qualified Military Service Rights

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. The Plan Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service.

ARTICLE IV
CLAIMS PROCEDURES

4.01 Claim for Benefits

If any claim for benefits filed by any person under the Plan (the "claimant") is denied in whole or in part, the Plan Administrator shall issue a written notice of such decision to the claimant. The notice shall be issued to the claimant as soon as possible but in no event later than 90 days from the date the claim for benefits was filed. The notice issued by the Plan Administrator shall be written in a manner calculated to be understood by the claimant, and shall include the following:

(a) the specific reason or reasons for any denial of benefits;

(b) the specific Plan provisions on which any denial is based;

(c) a description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

(d) an explanation of the Plan's claim review procedures.

If the Plan Administrator fails to respond to a claim for benefits, such claim shall be deemed to have been denied. For claims filed on or after January 1, 2002, such written notice to the claimant shall be furnished within a reasonable period of time but not later than 90 days after such claim was filed (plus an additional 90 days if required for processing, provided that notice of the extension of time is given to the claimant within the first 90 day period), and shall also include an explanation of the time limits applicable to the Plan's claim review procedures and a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

4.02 Review

If the Plan Administrator denies a claim for benefits in whole or in part, or the claim is otherwise deemed to have been denied, the claimant or his duly authorized representative may submit to the Plan Administrator a written request for review of the claim denial within 60 days of the receipt of the notice or deemed denial of his claim, which request shall contain the following information:

(a) the date on which the claimant's request was filed with the Plan Administrator; provided, however, that the date on which the claimant's request for review was in fact filed with the Plan Administrator shall control in the event that the date of the actual filing is later than the date stated by the claimant pursuant to this paragraph (a);

(b) the specific portions of the denial of his claim which the claimant requests the Plan Administrator to review;

(c) a statement by the claimant setting forth the basis upon which he believes the Plan Administrator should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Plan Administrator to examine in its consideration of his position as stated pursuant to paragraph (c).

The claimant or his duly authorized representative may:

(a) review pertinent documents; and

(b) submit issues and comments in writing to which the Plan Administrator shall respond.

The Plan Administrator shall furnish a written decision on review not later than 60 days after receipt of the written request for review of the claim denial, unless special circumstances require an extension of the time for processing the appeal. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension, and the Plan Administrator shall furnish a written decision on review not later than 120 days after receipt of the written request for review of the claim denial. If a written decision on review is not furnished within 60 days (or 120 days, if applicable) after receipt of the written request for review of the claim denial, the claim shall be deemed denied on review. The decision on review shall be in writing and shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent Plan provisions on which the decision is based.

ARTICLE V
AMENDMENT AND TERMINATION

5.01 Amendment and Termination of the Plan

The Company expressly reserves the right, at any time and from time to time, by action of or pursuant to authority of its Board of Directors:

(a) to terminate the Plan in whole or in part; and/or

(b) to amend the Plan in any respect.

A Participant's accrued benefit shall not be decreased by an amendment to the Plan, except as may be permitted under Section 411(d)(6) of the Code.

Any termination or amendment shall be evidenced by an instrument executed on behalf of the Company by an authorized officer. No termination or amendment shall increase the duties or responsibilities of a Trustee without its consent thereto in writing.

Promptly after any amendment of the Plan has become effective, the Company shall cause a copy of such amendment to be filed with the Plan Administrator (if other than the Company) and the Trustee.

5.02 Procedure Upon Termination

Upon termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) As of the termination date, the Trust Fund shall be valued and all Separate Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated Employer Contributions or Forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust Fund, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b) All Separate Accounts shall then be distributed to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XIV as if the termination date were a termination of his employment with all members of the Controlled Group.

5.03 Non-Forfeitability Upon Termination of Plan

Upon termination or partial termination of the Plan or the complete discontinuance of contributions to the Plan, the rights of all affected Participants to the amounts credited to the Participants' Separate Accounts shall be nonforfeitable.

5.04 Reorganization

The merger, consolidation, or liquidation of a member of the Controlled Group that has adopted the Plan with or into any other member of the Controlled Group shall not constitute a termination of the Plan as to such adopting member of the Controlled Group.

5.05 Withdrawal of an Employer

A member of the Controlled Group that has adopted the Plan, other than the Company, may withdraw from the Plan (a "withdrawing employer") at any time upon notice in writing to the Plan Administrator and shall thereupon cease to be an adopting employer for all purposes of the Plan. A member of the Controlled Group that has adopted the Plan shall be deemed automatically to withdraw from the Plan in the event it ceases to be a member of the Controlled Group unless the Company otherwise directs. The withdrawal of a member of the Controlled Group shall be treated as a termination of the Plan with respect to Participants who at the time are employed by such withdrawing employer. In the event of any such withdrawal of an adopting employer, the action specified in Section 5.02 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other member of the Controlled Group. The interest of any Participant employed by the withdrawing employer who is transferred to or continues in employment with any other member of the Controlled Group, and the interest of any Participant employed solely by a member of the Controlled Group other than the withdrawing employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Account shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

ARTICLE VI
TRUST AGREEMENT AND TRUST FUND

6.01 Trust Agreement and Trust Fund

There shall be one or more Trust Agreements (collectively referred to as the "Trust Agreement") between the Company and a trustee or trustees selected by the Company under the terms of which a Trust Fund will be established for the purpose of receiving or holding contributions made to the Plan, as well as interest and other income on investments of such funds, and for the purpose of paying benefits provided by the Plan. The Company may amend the Trust Agreement from time to time to accomplish the purposes of the Plan, may remove any Trustee, and may select any successor trustee. The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

6.02 Irrevocability

The Trust Fund shall be used to pay benefits as provided in the Plan. No part of the principal or income of the Trust Fund shall be used for, or diverted to, purposes other than those provided in the Plan, and no part of the Trust Fund shall revert to the Company or any member of the Controlled Group except as may be otherwise specifically provided under the Plan, the Trust Agreement, or both.

6.03 Benefits Payable Only from Trust Fund

All benefits paid under the Plan shall be paid from the Trust Fund or from any insurance contract established under Section 6.04, and the Employer shall not be otherwise liable for benefits payable under the Plan.

6.04 Optional Provision for Benefits

The Company reserves the right to change at any time the means through which the benefits under the Plan shall be provided, including the substitution of a contract or contracts with an insurance company or companies, and may thereupon make suitable provision for the use of assets of the Trust Fund to provide for the payment of benefits under such insurance contract or contracts. No such change shall constitute a termination of the Plan or result in the diversion to the Employer of any funds previously contributed hereunder.

6.05 Commingling Authorized

As permitted in the Trust Agreement, the Trust Fund held under the Plan may be commingled with any trust funds held under other employee benefit plans of the Controlled Group, provided such other funds qualify as tax exempt under the applicable provisions of the Code.

ARTICLE VII
LIMITATION ON CONTRIBUTIONS

7.01 Definitions

For purposes of this Article VII, the following terms have the following meanings:

(a) The "annual addition" with respect to a Participant for a limitation year means the sum of the Employer Contributions and Forfeitures allocated to his Separate Account for the limitation year (including any amounts that are distributed pursuant to this Article but are nonetheless required to be considered annual additions), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by the Employer or any other member of the Controlled Group, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(b) The "employer" shall mean each employer that adopts the Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code), commonly controlled trades or businesses (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code), or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting employer is a part.

(c) The "compensation" of a Participant for a limitation year shall mean compensation as defined in Section 415(c)(3) of the Code.

(d) An "elective contribution" means any employer contribution made to a plan maintained by a member of the Controlled Group on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified cash or deferred arrangement as defined in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by a member of the Controlled Group for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(e) An "excess amount" shall mean the excess of a Participant's annual addition for the limitation year over the maximum permissible amount.

(f) A "limitation year" means the Plan Year or such other 12-month period designated as such by the Company.

(g) The "maximum permissible amount" shall be the lesser of: (1) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) and regulations issued thereunder of the Code or (2) 100% of the Participant's compensation for the limitation year; provided, however, that the limit in clause (1) shall be prorated for any short limitation year.

7.02 Limitations on Crediting of Contributions and Forfeitures

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the maximum permissible amount. If the annual addition to the Separate Account of a Participant in any limitation year would exceed the maximum permissible amount because of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth below, the excess amount shall be forfeited by the Participant and disposed of as follows:

(a) The excess amount shall be reallocated among the remaining Participants' Separate Accounts in the same way Forfeitures are allocated as specified in Section 16.03; provided, however, that such reallocation shall not cause the annual additions to any other Participant's Separate Account to exceed the maximum permissible amount.

(b) To the extent subsection (a) is not applicable, and if the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's Separate Account shall be used to reduce Employer Contributions for such Participant in the next limitation year, and each succeeding limitation year, if necessary.

(c) To the extent subsection (a) is not applicable, and if the Participant is not covered by the Plan at the end of the limitation year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer Contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Employer Contributions may be made to the Plan on behalf of Participants. If a suspense account is in existence at any time during a limitation year, it shall not share in any increase or decrease in the net worth of the Trust Fund.

7.03 Coverage Under Other Qualified Defined Contribution Plan

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by the Employer or a member of the Controlled Group, and if the annual addition for the limitation year would otherwise exceed the maximum permissible amount, the excess amount shall be eliminated by reducing contributions under such other plan to the extent necessary. If the annual addition for the limitation year would still exceed the maximum permissible amount after returning contributions under such other plan, the excess amount shall be eliminated by returning Employer Contributions under the Plan to the extent necessary. In the event that a Participant is covered by a qualified defined benefit plan, the procedure specified in Section 7.04 shall be implemented prior to effecting any reduction in the benefit of the Participant under the defined contribution plans.

7.04 Coverage Under Qualified Defined Benefit Plan

If a Participant in the Plan was also covered by a qualified defined benefit plan (whether or not terminated) maintained by the Employer or a member of the Controlled Group, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. In the event the such limitation would otherwise have been exceeded, (i) for Plan Years beginning before January 1, 1995, the employer contributions and forfeitures that would otherwise have been allocated to the Participant were reduced to the extent necessary to meet such limitation, and (ii) for Plan Years beginning after December 31, 1994, the benefits otherwise payable to the Participant under the qualified defined benefit plan were reduced to the extent necessary to meet such limitation.

If a Participant was a participant in one or more defined contribution plans maintained by the employer which were in existence on July 1, 1982, the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) was adjusted if the sum of this fraction and the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) would otherwise exceed 1.0 under the terms of the Plan. Under this adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, was permanently subtracted from the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code). The adjustment was calculated using the fractions as they would be computed as of the later of the end of the last limitation year beginning before January 1, 1983, or September 30, 1983. This adjustment also was made if at the end of the last limitation year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of Section 415(e) of the Code became effective as to any plans of the employer in existence on July 1, 1982.

The limitation described in this Section 7.04 shall not apply to a Participant who is an active employee after December 31, 1999 for Limitation Years beginning after December 31, 1999.

7.05 Scope of Limitations

The limitations contained in this Article VII shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

ARTICLE VIII
TOP-HEAVY PROVISIONS

8.01 Definitions

For purposes of this Article VIII, the following terms have the following meanings:

(a) The "compensation" of a Participant means compensation as defined in Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed the dollar limitation under Section 401(a)(17)(A) of the Code, subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code. If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and the applicable regulations and any other guidance of general applicability issued thereunder, and any Beneficiary of such Employee or former Employee.

(d) A "non-key employee" means any Employee or former Employee who is not a key employee and any Beneficiary of such Employee or former Employee.

(e) A "permissive aggregation group" means those plans included in the Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by a member of the Controlled Group consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in subsection (i) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in subsection (j) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(j) A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by the Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan included in a required aggregation group that is a top-heavy group. For purposes of this subsection, the accounts and accrued benefits of any Employee who has not performed services for a member of the Controlled Group during the applicable period shall be disregarded. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

8.02 Applicability

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article VIII shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article XVI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more Years of Vesting Service may elect in accordance with the provisions of Article XVI, to continue to have his vested interest in his Separate Account determined in accordance with the vesting schedule specified in Section 8.06.

8.03 Minimum Employer Contribution

If the Plan is determined to be a top-heavy plan, the Employer Contributions and Forfeitures allocated to the Separate Account of each non-key employee who is a Participant and who is employed by a member of the Controlled Group on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution or Forfeiture for such Plan Year to the Separate Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions and Forfeitures to each such non-key employee shall be three percent of the compensation of such non-key employee. Any minimum allocation to a non-key employee required by this Section 8.03 shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of Hours of Service, his level of compensation, or whether he declined to make elective or mandatory contributions.

8.04 Coordination with Other Plans

If the Plan is a top-heavy plan, each non-key employee who is a Participant and who is employed by a member of the Controlled Group on the last day of a top-heavy Plan Year and who is also covered under any other top-heavy plan or plans maintained by the Employer will receive a top-heavy benefit under the Plan of no less than five percent of his compensation in lieu of the minimum allocation provided in Section 8.03 or under the other top-heavy plan or plans.

8.05 Adjustments to Section 415 Limitations

For Plan Years beginning prior to January 1, 2000 (and not for Plan Years beginning on or after January 1, 2000), if the Plan is determined to be a top-heavy plan and the Employer maintains a defined benefit plan covering some or all of the Participants that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears and by substituting "41,500" for "51,875" each place where "51,875" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan and (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation.

8.06 Accelerated Vesting

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Separate Account shall be determined no less rapidly than in accordance with the following vesting schedule:

Years of Vesting Service	Vested Interest
less than 3	0%
3 or more	100%

8.07 EGTRAA Provision

Notwithstanding anything in this Article VIII to the contrary, this Section 8.07 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfied the minimum benefits requirements of Section 416(c) of the Code for such years.

(a) Determination of top-heavy status.

(1) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the code for Plan Years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(2) Determination of present values and amounts. This Section 8.07(a)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

(i) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

(ii) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

(b) Minimum Benefits.

(1) If the Plan is a top-heavy plan, each non-key employee who is also covered under a top-heavy defined benefit plan maintained by an Employer will receive the top-heavy benefits provided for under such defined benefit plan in lieu of the top-heavy allocation under the Plan.

ARTICLE IX
SERVICE

9.01 Crediting of Hours of Service

(a) An Employee shall be credited with an Hour of Service for:

(1) Each hour for which the Employee is directly or indirectly compensated or entitled to compensation by the Employer or any other member of the Controlled Group for the performance of duties during the applicable Computation Period;

(2) Subject to the provisions of Section 9.02, each hour for which the Employee is directly or indirectly compensated or entitled to compensation by the Employer or any other member of the Controlled Group (irrespective of whether the employment relationship has terminated) for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable Computation Period; and

(3) Each hour for which back pay is awarded or agreed to by the Employer or any other member of the Controlled Group without regard to mitigation of damages (provided that the same Hours of Service shall not be credited under both this paragraph (3) and paragraph (1) or (2) above).

(b) Solely for the purpose of determining whether a Participant has incurred a Break in Service, Hours of Service shall be recognized for a "maternity or paternity leave of absence" as specified herein. A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the Computation Period in which the absence from work begins, if the Employee would otherwise incur a Break in Service in such Computation Period, or, in any other case, in the immediately following Computation Period. The Hours of Service credited for a maternity or paternity leave of absence shall be those which would normally have been credited but for such absence, or, in any case in which the Plan Administrator is unable to determine such hours normally credited, 8 Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 501. An absence from work will be treated as a maternity and paternity leave of absence only if and to the extent that the Employee timely furnishes to the Plan Administrator such information as it may reasonably require to establish that the absence is a maternity and paternity leave of absence as defined herein and to establish the number of days of absence attributable to maternity and paternity leave.

(c) If an Employee has been granted an Authorized Leave of Absence, he shall be credited with Hours of Service as if he had been compensated by the Employer for what would have been his regularly scheduled hours of work during the period of such Authorized Leave of Absence. An Employee for whom records of his actual numbers of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day of his Authorized Leave of Absence.

(d) Notwithstanding the provisions of subsection (a) above, an Employee for whom records of his actual number of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day he would be required to be credited with at least one Hour of Service.

9.02 Limitations on Crediting of Hours of Service

In the application of the provisions of paragraph (2) of subsection (a) of Section 9.01, the following shall apply:

(a) No more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period);

(b) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

(c) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

(d) A payment shall be deemed to be made by or due from the Employer or any other member of the Controlled Group regardless of whether such payment is made by or due from the Employer or any other member of the Controlled Group directly or indirectly through, among others, a trust fund, or insurer, to which the Employer or other member of the Controlled Group contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

9.03 Department of Labor Rules

The provisions of Department of Labor Regulations Sections 2530.200b-2(b) and (c) are incorporated herein by reference.

9.04 Years of Eligibility Service

The following provisions shall apply in determining the Years of Eligibility Service for the Employees specified in such provisions:

(a) In determining Years of Eligibility Service, an Employee, other than an Employee described in the succeeding subsections of this Section 9.04 or in Appendix B, shall receive credit for "Eligibility Years of Service" credited to the Employee pursuant to the terms of the ALLTEL Corporation Pension Plan (if any) in respect of any period not otherwise taken into account under the Plan for purposes of determining Years of Eligibility Service; provided, however, that there shall be no duplication of Years of Eligibility Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

(b) An employee of CP National Corporation or its subsidiaries prior to January 1, 1990, for a Computation Period that includes January 1, 1990, shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of the close of business on December 31, 1989 under the provisions of the Retirement Plan for Employees of CP National Corporation (the "CPN Plan"), determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Notwithstanding any other provision of this Section 9.04, an Employee described in the preceding sentence shall not be credited with less Years of Eligibility Service for service in the Employee's initial Computation Period than under the method for determining eligibility service under the CPN Plan.

(c) For an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period or periods of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility

Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

(d) In determining Years of Eligibility Service for an Employee who was an "Employee," as defined in the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") prior to its merger into the Plan, of Systematics Information Services, Inc. or its subsidiaries, prior to January 1, 1995, for a Computation Period that includes January 1, 1995, the Employee shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of the close of business on December 31, 1994 under the provisions of the Systematics Plan determined by crediting the Employee with 190 Hours of Service for each 1/12 of a fractional year of service. Notwithstanding any other provision of this Section 9.04, an Employee described in the preceding sentence shall not be credited with less Years of Eligibility Service for service in the Employee's initial Computation Period than under the method for determining eligibility service under the Systematics Plan.

Furthermore, each person who became an "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) pursuant to a Facilities Management Agreement prior to January 1, 1995, became an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after January 1, 1995, but prior to February 15, 1995, or becomes an Employee of ALLTEL Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after February 15, 1995, shall be credited with Years of Eligibility Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

(e) In determining Years of Eligibility Service for an Employee described in Appendix B, the terms of Appendix B shall apply.

9.05 Years of Vesting Service

The following provisions shall apply in determining the Years of Vesting Service for the Employees specified in such provisions:

(a) In determining Years of Vesting Service, an Employee, other than an Employee described in the succeeding subsections of this Section 9.05 or in Appendix C, shall receive credit for "Vesting Years of Service" credited to the Employee pursuant to the terms of the ALLTEL Corporation Pension Plan (if any) in respect of any period not otherwise taken into account under the Plan for purposes of determining Years of

 Vesting Service; provided, however, that there shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

(b) The Years of Vesting Service of an Employee who was an employee of CP National Corporation or its subsidiaries ("CPN") prior to January 1, 1990 shall be determined in accordance with the following:

(1) Service Prior to January 1, 1990: The Employee's period or periods of employment with CPN prior to January 1, 1990, shall be counted as Years of Vesting Service to the extent of the number of whole one-year periods of service that were similarly credited under the provisions of the Retirement Plan for Employees of CP National Corporation (the "CPN Plan").

(2) Service From and After January 1, 1990: The Employee shall accrue one Year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period which includes January 1, 1990, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1989 under the provisions of the CPN Plan, determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period in which the Employee has a Termination of Employment, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1989 under the provisions of the CPN Plan, determined by crediting the employee with 190 Hours of Service for each 1/12 of a fractional year of service.

(3) Notwithstanding the provisions of paragraph (2) of this subsection (b), the Employee shall not be credited with less Years of Vesting Service for service from and after January 1, 1990 than under the method for determining vesting service under the CPN Plan.

(4) There shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

(c) In determining Years of Vesting Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period or periods of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

(d) The Years of Vesting Service of an Employee who was an "Employee," as defined in the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") prior to its merger into the Plan, of Systematics Information Services, Inc. or its subsidiaries ("Systematics"), prior to January 1, 1995, shall be determined in accordance with the following:

(1) Service Prior to January 1, 1995: The Employee's period or periods of employment with Systematics prior to January 1, 1995, shall be counted as Years of Vesting Service to the extent of the number of whole one-year periods of service that were similarly credited under the provisions of the Systematics Plan.

(2) Service From and After January 1, 1995: The Employee shall accrue one Year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period which includes January 1, 1990, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1994 under the provisions of the Systematics Plan, determined by crediting the Employee with 190 Hours of Service for each 1/12 of a fractional year of service. Only for purposes of determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period in which the Employee has a Termination of Employment, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1994 under the provisions of the Systematics Plan, determined by crediting the employee with

190 Hours of Service for each 1/12 of a fractional year of service.

(3) Notwithstanding the provisions of paragraph (2) of this subsection (f), the Employee shall not be credited with less Years of Vesting Service for service from and after January 1, 1995 than under the method for determining vesting service under the Systematics Plan.

(4) There shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

Furthermore, each person who became an "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) pursuant to a Facilities Management Agreement prior to January 1, 1995, became an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after January 1, 1995, but prior to February 15, 1995, or becomes an Employee of ALLTEL Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement on or after February 15, 1995, shall be credited with Years of Vesting Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

(e) In determining Years of Vesting Service for an Employee described in Appendix C, the terms of Appendix C shall apply.

9.06 Vesting Following Break in Service

If a former Employee is reemployed after a Break in Service and is subsequently credited with a Year of Vesting Service, such Employee shall be credited, for purposes of vesting, with both his pre-Break in Service Years of Vesting Service and his post-Break in Service Years of Vesting Service.

ARTICLE X
ELIGIBILITY AND PARTICIPATION

10.01 Eligibility

(a) Each Eligible Employee shall become a Participant on the day following his completion of one Year of Eligibility Service, provided that he has not had a Termination of Employment and he remains an Eligible Employee on such date.

(b) Any ineligible Employee who becomes an Eligible Employee shall become a Participant as follows: (i) if the Employee has completed one Year of Eligibility Service, then he shall become a Participant on the day he becomes an Eligible Employee; and (ii) if the Employee has not completed one Year of Eligibility Service, then he shall become a Participant on the day following his completion of one Year of Eligibility Service, provided that he has not had a Termination of Employment.

(c) An Eligible Employee who becomes an ineligible Employee by means of a transfer of employment to a member of the Controlled Group that is not an Employer and who would be an Eligible Employee after such transfer of employment but for the fact that his employer is not an Employer or an Employee who would have become an Eligible Employee during a Plan Year but for such a transfer of employment shall, for the Plan Year in which such transfer of employment occurs, be treated as an Eligible Employee (provided he remains an Employee who would be an Eligible Employee but for the fact that his employer is not an Employer or would otherwise be eligible for an allocation of Employer Contributions and Forfeitures as a former Eligible Employee by reason of his Normal Retirement, Early Retirement, or Termination of Employment by reason of death or Total and Permanent Disability) for purposes of sharing in Employer Contributions and Forfeitures (but based only on his Compensation paid by an Employer or Employers for such Plan Year) and after the Plan Year in which such transfer of employment occurs shall be ineligible to share in further Employer Contributions and Forfeitures unless he again becomes an Eligible Employee.

10.02 Termination and Rehiring

A Participant who has a Termination of Employment and who is subsequently rehired by the Employer or an Eligible Employee who has a Termination of Employment after he has met the eligibility requirements of Section 10.01 but before he has become a Participant and who is subsequently rehired by the Employer shall be eligible to participate in the Plan on his Reemployment Commencement Date.

An Eligible Employee who has a Termination of Employment before he has met the eligibility requirements of Section 10.01 and who is subsequently rehired as an Eligible Employee shall be eligible to participate in the Plan on the day following his completion of one Year of Eligibility Service.

10.03 Duration of Participation

Once an Eligible Employee becomes a Participant, he shall remain a Participant for so long as a portion of the Trust is credited to his Separate Account whether or not he continues to be an Eligible Employee; provided, however, that, notwithstanding any other provision of the Plan, if a Participant ceases to be an Eligible Employee other than by Normal Retirement, Early Retirement, Termination of Employment by reason of death or Total and Permanent Disability, or a transfer of employment as provided in subsection (c) of Section 10.01, no further Employer Contributions or Forfeitures shall be allocated to his Separate Account. A Participant who is on an Authorized Leave of Absence shall continue as a Participant but no Employer Contributions or Forfeitures shall be made to his Separate Account for any Plan Year during which he does not receive Compensation from an Employer.

ARTICLE XI
INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE ACCOUNTS

11.01 Composition of Trust Fund

All amounts contributed to the Plan, as increased or decreased by income, expenditure, appreciation and depreciation, shall constitute a single fund known as the Trust Fund. The Trust Fund shall be invested in an Investment Fund A and a Guaranteed Principal Investment Fund in accordance with the following:

(a) The assets of Investment Fund A shall be invested in accordance with the provisions of the Trust Agreement, except that notwithstanding the provisions of the Trust Agreement:

(1) 20% of the annual Employer Contribution to the Plan allocable to Investment Fund A shall be invested in the ALLTEL Corporation Common Stock Fund (as described in the Trust Agreement and the Trust Agreement for ALLTEL Corporation Master Trust) (the "ALLTEL Stock Fund") if as of the end of the Plan Year immediately preceding the date on which such Employer Contribution is made the value of the assets of Investment Fund A invested in the ALLTEL Stock Fund did not exceed 35% of the total value of the assets of Investment Fund A.

(2) The investment of assets of Investment Fund A in the ALLTEL Stock Fund existing as of April 22, 1999 shall not be reduced by investment allocation(s) of assets of Investment Fund A from the ALLTEL Stock Fund to any other investment fund(s) (and all dividends, distributions, and proceeds with respect to assets invested in the ALLTEL Stock Fund shall be allocated to the ALLTEL Stock Fund) or by the charging of payments and disbursements from the Trust to the ALLTEL Stock Fund, except: (A) to the extent that allocation of the investment of assets of Investment Fund A from the ALLTEL Stock Fund to any other investment fund(s) or charging of payments and disbursements from the Trust to the ALLTEL Stock Fund does not reduce the amount of the assets of Investment Fund A invested in the ALLTEL Stock Fund to less than approximately 35% of the total value of the assets of Investment Fund A; (B) payment of the cost of acquisition, sale or exchange (including brokerage costs) of any security or other property held in the ALLTEL Stock Fund shall be charged to the ALLTEL Stock Fund; (C) administrative expenses of the Plan and Trust shall be charged against the ALLTEL Stock Fund to the extent directed by the Pension Investment Committee; and (D) to the extent that the Pension Investment Committee determines that current payments and disbursements from the Trust allocable to Investment Fund A will exceed the amount of assets of Investment Fund A that are not invested in the ALLTEL Stock Fund.

Notwithstanding the foregoing, the investment of assets in Investment Fund A shall be subject to limitations under ERISA and Section 401(a) of the Code and regulations issued thereunder.

(b) The assets of the Guaranteed Principal Investment Fund shall be invested in accordance with the Trust Agreement, except that notwithstanding the provisions of the Trust Agreement the assets of the Guaranteed Principal Fund shall be invested (directly or indirectly) in certificates of deposits, time deposit accounts, money market funds, guaranteed investment contracts or similar investments designed to protect the principal invested therein.

The interest of each Participant or Beneficiary under the Plan in Investment Fund A or in the Guaranteed Principal Investment Fund, as applicable, shall be an undivided interest.

11.02 Election to Transfer to Guaranteed Principal Investment Fund

Each retiring Participant, who has attained age 55 may, as of the date of his retirement, make an irrevocable one-time election to direct the Plan Administrator to transfer 100% of his Separate Account balance to the Guaranteed Principal Investment Fund. Furthermore, each Participant who has attained age 55 may make an irrevocable one-time election to direct the Plan Administrator to transfer 100% of his then current Separate Account balance to the Guaranteed Principal Investment Fund. Such election shall also apply to all future Employer Contributions and Forfeitures allocated to a Participant's Separate Account, if any. This right shall be exercised only as provided in the Plan on a form provided by the Plan Administrator. The Plan Administrator may establish such rules and procedures regarding the exercise of this investment power as it deems appropriate.

11.03 Allocation of Earnings or Losses to Separate Accounts

As of each current Valuation Date and prior to the allocation of Employer Contributions attributable to the period beginning with the day following the preceding Valuation Date and ending with such current Valuation Date, there shall be allocated to each Participant's Separate Account, by credit to or deduction therefrom, as the case may be, a portion of the increase or decrease in the value of the fund or funds within the Trust Fund in which the

Participant's Separate Account is invested since the preceding Valuation Date attributable to interest, dividends, changes in market value, expenses, and gains and losses realized from the sale of assets. In determining the value of the fund or funds within the Trust Fund, the Trustee shall value the assets at their fair market value as of the Valuation Date. Allocations with respect to each fund within the Trust Fund shall be made in the proportion that each such Participant's Separate Account or percentage thereof as of the preceding Valuation Date, reduced by any distributions from a Participant's Separate Account attributable to such fund since such date, bears to the total of all such Separate Accounts or percentages thereof which are invested in the particular fund as of the preceding Valuation Date, reduced by any distributions from all Participants' Separate Accounts attributable to such fund since such date. For purposes of this Section 11.03, all assets of the Trust Fund, other than those assets held within the Guaranteed Principal Investment Fund, shall constitute a single investment fund.

11.04 Separate Accounts

A Separate Account shall be established in the name of each Participant reflecting his interest in the Trust Fund. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

11.05 Sub-Accounts

A Participant's Separate Account shall be divided into such Sub-Accounts as are necessary or appropriate to reflect a Participant's interest in the Trust Fund.

ARTICLE XII
VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS

12.01 No Voluntary Contributions

Participants shall not be permitted to make any voluntary contributions to the Plan.

12.02 No Rollover Contributions

Participants shall not be permitted to make any rollover contributions to the Plan.

ARTICLE XIII
EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

13.01 Employer Contributions

For each Plan Year, the Company shall make an annual Employer Contribution under the Plan in an amount that the Board of Directors shall determine by resolution, which resolution shall be adopted by the Board of Directors for that Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof. Such resolution shall designate the Regions for that Plan Year and shall specify the amount of the Employer Contribution separately for each Region for that Plan Year as a percentage of the Compensation for that Plan Year of each Participant in that Region who is entitled to receive an allocation of the Employer Contribution for that Plan Year as determined under Section 13.04. In any event, the annual Employer Contribution so determined shall be an amount not less than 1% of the Compensation for the Plan Year of each Participant who is entitled to receive an allocation of the Employer Contribution for that Plan Year as determined under Section 13.04.

13.02 Timing of Employer Contributions

The Employer Contribution to be made for a Plan Year shall be paid to the Trust from time to time as deemed advisable by the Employer but in no event later than the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof. In no event shall the total amount of Employer Contribution exceed the maximum amount deductible under the provisions of the Code and applicable Treasury Regulations thereunder.

13.03 Allocation of Forfeitures

As of the end of each Plan Year, after the allocation of earnings or losses pursuant to Section 11.03, the Forfeitures (as determined pursuant to Section 16.03 and to the extent not required for restoration purposes under Section 16.04 or to provide allocations for Eligible Employees for whom an allocation was erroneously omitted) for that Plan Year shall be allocated to the Separate Accounts of all Participants (i) who are actively employed by an Employer on the last day of that Plan Year and who had a Year of Participation during that Plan Year, or (ii) whose Normal Retirement or Early Retirement occurred during that Plan Year or who had a Termination of Employment during that Plan Year by reason of death or Total and Permanent Disability (regardless of the number of Hours of Service such Participant worked during the Plan Year). A Participant who is on an Authorized Leave of Absence, or a transferred Employee who pursuant to subsection (c) of Section 10.01 is treated as an Eligible Employee, shall be deemed to be actively employed by an Employer on the last day of that Plan Year for purposes of this Section 13.03. Such allocation to a Participant's Separate Account shall be based on the ratio that each such Participant's Compensation for that Plan Year bears to the total Compensation for that Plan Year of all such Participants.

13.04 Eligibility For and Allocation of Employer Contributions

As of the end of each Plan Year, after the allocation of earnings or losses pursuant to Section 11.03, and after the allocation of Forfeitures pursuant to Section 13.03, the Employer Contribution allocable to each eligible Participant shall be allocated to the Separate Account of such Participant. A Participant shall receive an allocation of Employer Contribution for that Plan Year if (i) the Participant was actively employed by an Employer on the last day of that Plan Year and had a Year of Participation during that Plan Year, or (ii) if the Participant's Normal Retirement or Early Retirement occurred during that Plan Year or if the Participant's Termination of Employment occurred during the Plan Year by reason of his death or Total and Permanent Disability (regardless of the number of Hours of Service such Participant worked during the Plan Year). A Participant who is on an Authorized Leave of Absence, or a transferred Employee who, pursuant to subsection (c) of Section 10.01 is treated as an Eligible Employee, shall be deemed to be actively employed by an Employer on the last day of the Plan Year for purposes of this Section 13.04. The allocation of such Employer Contribution to a Participant's Separate Account shall be an amount equal to such Participant's Compensation for that Plan Year multiplied by the percentage specified in the Board of Directors resolution for that Plan Year (as provided in Section 13.01) for the Region in which such Participant is employed for that Plan Year. For purposes of the immediately preceding sentence, a Participant shall be considered to be in the Region from which he received his last payment of Compensation during the Plan Year.

13.05 Employer Contributions for Certain Employees

In determining Employer Contributions for an Employee described in Appendix D, the terms of Appendix D shall apply.

ARTICLE XIV
BENEFITS AND DISTRIBUTIONS

14.01 Vested Termination of Employment

A Participant who has a vested interest in his Separate Account determined pursuant to Section 16.02 and who has a Termination of Employment shall be entitled to receive distribution of his Separate Account or of the vested portion thereof only if applicable as soon as reasonably practicable following his Termination of Employment or the date his application for distribution is filed with the Plan Administrator, if later, in accordance with the provisions of Article XV.

14.02 Death

In the event of the death of a Participant who has a vested interest in his Separate Account determined pursuant to Section 16.02 prior to distribution of his entire vested interest under the Plan, the Participant's Beneficiary shall be entitled to receive a distribution of Participant's Separate Account or of the vested portion thereof only if applicable (or of the remainder if distribution to the Participant has commenced in a periodic payment form) as soon as reasonably practicable following the Participant's death or the date his Beneficiary's application for distribution is filed with the Plan Administrator, if later, in accordance with the provisions of Article XV.

14.03 Administrative Powers Relating to Payments

If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Plan Administrator unable properly to attend to his personal financial matters, the Trustee may make such payments in such of the following ways as the Plan Administrator shall direct:

(a) directly to such Participant or Beneficiary;

(b) to the legal representative of such Participant or Beneficiary; or

(c) to some relative by blood or marriage, or friend, for the benefit of such Participant or Beneficiary.

Any payment made pursuant to this Section14.03 shall be in complete discharge of the obligation under the Plan.

14.04 Reemployment

If a vested Participant is reemployed by an Employer or a member of the Controlled Group: The portion of his Separate Account that is attributable to contributions made with respect to his period of reemployment, including any earnings thereon, shall not be distributable in accordance with the terms of the Plan until his subsequent Termination of Employment, and the portion of his Separate Account that is attributable to contributions made with respect to his prior employment, including any earnings thereon, shall remain distributable pursuant to the terms of the Plan because of his prior Termination of Employment. Notwithstanding the foregoing, a Participant shall have no right to continue distribution or to receive distribution upon reemployment of any amounts attributable to a Prior Plan, unless expressly provided for under such Prior Plan.

ARTICLE XV
FORMS OF PAYMENT

15.01 Method of Distribution to Participants

(a) After the date a Participant's application for distribution is filed with the Plan Administrator, and after all adjustments to his Separate Account required as of the distribution date shall have been made, distribution of the Participant's Separate Account shall be made or commence as soon after such date as is administratively practicable, to the Participant.

(b) A Participant whose Normal Retirement or Early Retirement occurred or a Participant whose Termination of Employment occurred by reason of Total and Permanent Disability may elect one of the following methods of distribution: (1) a single sum payment of the entire balance of his Separate Account; or (2) monthly installments over a period of five, ten, or fifteen years, as elected by the Participant, but not exceeding the life expectancy of the Participant determined at the time installment payments commence, with the amount of any such installment payment redetermined annually by multiplying the value of the amount of the Separate Account to be distributed by a fraction, the numerator of which is one and the denominator of which is the total number of installments remaining to be paid. If such Participant does not make a timely election to receive distribution under the immediately preceding sentence, the Participant shall receive distribution of his Separate Account in the form of minimum required distributions (and commencing at the time) as provided in Section 15.03 ("Minimum Required Distributions"). A Participant who is receiving installment payments or Minimum Required Distributions may elect a single sum payment of the entire remaining balance of his Separate Account (in lieu of any further payments).

(c) A Participant who is not eligible to elect a method of distribution under paragraph (b) of this Section 15.01 may elect a single sum payment of the entire balance of his Separate Account. If such Participant does not make a timely election to receive distribution under the immediately preceding sentence, the Participant shall receive distribution of his Separate Account in the form of minimum required distributions (and commencing at the time) as provided in Section 15.03 ("Minimum Required Distributions"). A Participant who is receiving Minimum Required Distributions may elect a single sum payment of the entire remaining balance of his Separate Account (in lieu of any further payments).

(d) Notwithstanding the paragraphs (b) and (c) of this Section 15.01, a Participant with respect to whom there may be an additional allocation under Section 13.03 and/or Section 13.04 following the Participant's Normal Retirement, Early Retirement, or Termination of Employment by reason of death or Total and Permanent Disability and whose account balance exceeds $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) on the date of his Termination of Employment, shall be entitled to elect to defer any distribution until the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is made, or to elect a distribution of the Participant's vested interest in his Separate Account prior to the additional allocation and a subsequent distribution of his vested interest in any additional allocation in a single payment.

15.02 Method of Distribution to Beneficiaries

(a)

(1) If a Participant dies after the date distribution of his vested interest in his Separate Account has commenced in the form of installment payments as provided in paragraph (b) of Section 15.01, his Beneficiary shall receive distribution of the remainder of the installment payments beginning as soon as reasonably practicable following the Participant's date of death, except that a Participant's Beneficiary may elect to receive a single sum payment of the entire remaining balance of Participant's Separate Account (in lieu of any further payments).

(2) If a Participant dies after the date distribution of his vested interest in his Separate Account has commenced in the form of Minimum Required Distributions as provided in paragraph (c) of Section 15.01, his Beneficiary shall receive distribution of the remainder of the Minimum Required Distributions beginning as soon as reasonably practicable following the Participant's date of death, except that a Participant's Beneficiary may elect to receive a single sum payment of the entire remaining balance of Participant's Separate Account (in lieu of any further payments).

(b) If a Participant dies prior to the date distribution of his vested interest in his Separate Account has been made or commenced, his Beneficiary shall receive distribution of the Participant's vested interest in his Separate Account, beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Plan Administrator, in one of the following methods of distribution, as elected by the Beneficiary: (1) a single sum payment of the entire balance of the Participant's Separate Account; or (2) monthly installments over a period of five, ten, or fifteen years, but not exceeding the life expectancy of the Beneficiary determined at the time installment payments commence, with the amount of any such installment payment redetermined annually by multiplying the value of the amount of the

 Separate Account to be distributed by a fraction, the numerator of which is one and the denominator of which is the total number of installments remaining to be paid. If such Beneficiary does not make a timely election to receive distribution under the immediately preceding sentence, the Beneficiary shall receive distribution of his Separate Account in the form of minimum required distributions (and commencing at the time) as provided in Section 15.03 ("Minimum Required Distributions"). Distribution shall be made or commence no later than the end of the fifth calendar year beginning after the Participant's death, except that (A) if distribution is to be made to the Participant's surviving Spouse, distribution to the surviving Spouse must be made or commenced no later than the end of the first calendar year beginning after the Participant's death or the end of the calendar year in which the Participant would have attained age 70 1/2, whichever is later, or (B) if distribution is to be made to a Beneficiary who is not the Participant's surviving Spouse in periodic payments, distribution to such Beneficiary must commence no later than the end of the first calendar year beginning after the Participant's death. A Beneficiary who is receiving installment payments or Minimum Required Distributions may elect a single sum payment of the entire remaining balance of his Separate Account (in lieu of any further payments).

(c) If distribution is to be made to a Participant's surviving Spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions.

15.03 Provisions Pursuant to Sections 401(a)(9), 401(a)(14), and 411(a)(11) of the Code

Notwithstanding anything to the contrary contained in the Plan, unless a Participant elects a later date (subject to the provisions of this Section), distribution of a Participant's Separate Account shall be made or commenced to the Participant not later than 60 days after the latest of the close of the Plan Year in which: occurs the date on which the Participant attains age 65; occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or the Participant's employment terminates with the Employer and all other members of the Controlled Group.

Notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply to the distribution of a Participant's vested Separate Account:

(a) If a Participant's vested interest in his Separate Account at the time benefits are to commence exceeds $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code), if the Participant has not attained his Normal Retirement Age, distribution shall not be made without the Participant's written consent.

(b) Distribution of a Participant's vested Separate Account shall be made or commenced to the Participant beginning not later than April 1 of the calendar year following the later of (A) the calendar year in which the Participant attains age 70-1/2 or (B) the calendar year in which such Participant separated from employment with the Controlled Group. However, in the case of a Participant who is a "5 percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70-1/2, distribution of the Participant's vested Separate Account shall be made or commenced in accordance with section 401(a)(9) of the Code and the regulations thereunder beginning not later than April 1 of the calendar year in which the Participant attains age 70-1/2.

(c)

(1) If the Participant dies after distribution of his Separate Account has begun, the remaining portion of such Separate Account shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

(2) If the Participant dies before distribution of his Separate Account begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distribution in accordance with (A) or (B) below:

(A) If any portion of the Participant's interest is payable to a "Designed Beneficiary" (as hereinafter defined), distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

(B) If the Designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

The Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin, or

(2) December 31 of the calendar year in which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. A deceased Participant's "Designated Beneficiary" (and whether a deceased Participant has a "Designated Beneficiary") shall be determined in accordance with section 401(a)(9) of the Code and regulations issued thereunder.

(3) If the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of paragraph (c)(2), with the exception of clause (B) therein, shall be applied as if the surviving Spouse were the Participant.

(d) Notwithstanding any other provision of the Plan to the contrary, distribution from the Plan shall be made in accordance with section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

(e) The Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This Section 15.09(d) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

15.04 Small Benefit Cash-Out

Notwithstanding the other provisions of this Article XV, the vested Separate Account of a Participant shall be distributed in a single sum payment as soon as practicable following his Termination of Employment, if the value of his vested Separate Account as of the Valuation Date coinciding with or immediately preceding his Termination of Employment is $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) or less; provided, however, that no such payment shall be made after benefits have commenced in an extended payment form.

Notwithstanding the immediately preceding paragraph, a distributee the value of whose Separate Account does not exceed $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) as of the date on which he would otherwise receive distribution of such Separate Account and with respect to whom there may be an additional allocation under Section 13.03 and/or Section 13.04 following the Participant's Normal Retirement, Early Retirement, or Termination of Employment by reason of death or Total and Permanent Disability shall be entitled to elect, in accordance with the procedures established by the Plan Administrator, to defer such payment until the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is made, in which case the determination of the value of his Separate Account for purposes of the timing, amount, and form of distribution hereunder shall be made as of the Valuation Date as of which the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is allocated if distribution is made (or commenced to the distributee prior to the next Valuation Date, and, otherwise, as of the Valuation Date coinciding with or immediately preceding the date as of which distribution is made or commenced.

15.05 Notice Regarding Distributions

Within the 60 day period ending 30 days prior to the date distribution of a Participant's Separate Account is to be made or commenced, the Plan Administrator shall provide him with a written explanation of the forms of payment available under the Plan, his right to make a direct rollover and, except as otherwise provided in Section 15.02, the Participant's right to defer distribution of his Separate Account until a date not later than the date required pursuant to Section 15.03. Notwithstanding the foregoing, distribution may be made or commenced less than 30 days after the notice required by this Section 15.05 is given to the Participant, provided that:

(a) the Plan Administrator clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and, if applicable, a particular distribution option, and

(b) the Participant, after receiving the notice, affirmatively elects a distribution.

15.06 Direct Rollover Requirements

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following definitions shall apply:

(a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

 any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(e) EGTRRA Provisions regarding Direct Rollovers of Plan Distributions:

(1) Effective Date: This clause (e) shall apply to distributions made after December 31, 2001.

(2) Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in this Section, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

(3) Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions in this Section, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in this Section 15.06, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

15.07 Valuation and Timing of Distribution

The value of a Participant's Separate Account for purposes of distribution (and the amount of any distribution) shall be based on the value of the vested balance of the Participant's Separate Account as of the Valuation Date determined (on a uniform basis) by the Plan Administrator. Distribution shall be made as promptly as practicable after the Valuation Date applicable to such distribution.

15.08 Form of Election

All elections under this Article XV shall be in writing on the form prescribed by the Plan Administrator from time to time and must be filed on a timely basis.

15.09 Prior Plans

Effective as provided in Section 23.02, notwithstanding any provision of Article XX, the method(s) of distribution provided in this Article XV (including, timing of distribution) shall be the only method(s) available under the Plan, except to the extent the provisions of Article XX would provide a later date for distribution to be made; provided, however that Section 15.04 shall nonetheless apply.

ARTICLE XVI
VESTING AND FORFEITURES

16.01 Full Vesting

A Participant shall have a fully vested and nonforfeitable interest in his Separate Account on the first to occur of the following:

(a) his Normal Retirement;

(b) his Termination of Employment by reason of his Total and Permanent Disability;

(c) his Termination of Employment by reason of his death;

(d) his completion of the required Years of Vesting Service, pursuant to Section 16.02; or

(e) termination of the Plan pursuant to Section 5.01.

16.02 Vesting Schedule

(a) A Participant other than a Participant to whom subsection (b) of this Section 16.02 applies shall vest in the value of his Separate Account in accordance with the following schedule:

Vesting Years of Service	Vested Percentage
less than 5	0%
5 or more	100%

(b) A Participant who was an Employee of Systematics Information Services, Inc. or its subsidiaries and whose Employment Commencement Date occurred prior to January 1, 1995, shall vest in the value of his Separate Account in accordance with the following schedule:

Vesting Years of Service	Vested Percentage
less than 3	0%
3 but not 4	25%
4 but not 5	50%
5 or more	100%

16.03 Forfeitures

If a Participant who has a Termination of Employment is not 100% vested in his Separate Account, the non-vested portion of his Separate Account shall be forfeited as follows:

(a) If the Participant has no vested interest in his Separate Account, the non-vested balance of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which his Termination of Employment occurs; provided that he has not returned to employment prior to such date.

(b) If the value of a Participant's vested interest in his Separate Account as of the date of distribution does not exceed $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) resulting in his receipt of a single sum payment pursuant to Section 15.04, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the single sum payment occurs; provided that he has not returned to employment prior to such date; and provided, further, that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Termination of Employment.

(c) If the value of a Participant's vested interest in his Separate Account as of the date of distribution exceeds $5,000 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Separate Account, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the single sum payment occurs; provided that he has not returned to employment prior to such date; and provided, further, that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Termination of Employment.

(d) If paragraphs (a), (b), and (c) of this Section 16.03 are not applicable, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the Participant incurs five consecutive one-year Breaks in Service; provided that he has not returned to employment prior to such date.

Forfeitures shall be used for restoration purposes under Section 16.04 and to provide allocations under Section 13.03 and 13.04 for Eligible Employees for whom an allocation was erroneously omitted, if any. To the extent that forfeitures are not used for the preceding purposes, they shall be reallocated pursuant to Section 13.03.

16.04 Restoration of Certain Forfeitures on Reemployment

If a Participant who had a Termination of Employment returns to employment prior to incurring five consecutive one-year Breaks in Service, the amount previously forfeited by him (his Forfeiture) shall be restored to his Separate Account as of the last day of the Plan Year in which he returns to employment with an Employer, provided he has not had a Termination of Employment prior to such date. The funds for such restoration shall come first from Forfeitures allocated at the end of such Plan Year, to the extent available and, if necessary, thereafter from additional contributions to the Plan by the Employer.

16.05 Vesting Following Certain Distributions

If a Participant receives a distribution of amounts attributable to Employer Contributions from his Separate Account at a time when he is less than 100% vested in his Separate Account and under the terms of the Plan the Participant could increase his vested interest in such amounts after the distribution, the balance of his Separate Account attributable to Employer Contributions with respect to which his vested interest can increase shall be computed as follows:

(a) A separate account shall be established for the portion of the Participant's Separate Account attributable to Employer Contributions at the time of the distribution (or account balances shall be maintained under a method having the same effect), and

(b) At any relevant time, the Participant's vested interest in such separate account is not less than an amount ("X") determined by the following formula:

X = P(AB + (R x D)) - (R x D)

For purposes of applying the formula:

P = The Participant's vested interest in such separate account at the relevant time;

AB = The balance of such separate account at the relevant time;

R = The ratio of (i) the balance of such separate account at the relevant time to (ii) the balance of such separate account after the distribution; and

D = The amount of the distribution.

The relevant time is the time at which, under the Plan, the Participant's vested interest in such separate account cannot increase.

16.06 Election of Former Vesting Schedule

If the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Separate Account, any Participant with three or more Years of Vesting Service shall have a right to have his vested interest in his Separate Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Separate Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section 16.06 by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Plan Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Separate Account on the effective date of such an amendment shall not be less than his vested interest in his Separate Account immediately prior to the effective date of the amendment.

ARTICLE XVII
BENEFICIARIES

17.01 Designation of Beneficiary

Subject to the provisions of Section 17.02, each Participant shall have the right to designate, by filing a written designation with the Plan Administrator on such form as the Plan Administrator may prescribe, a person or persons or entity to receive any benefit which may become payable upon the death of such Participant or any installment payments remaining unpaid at the death of the Participant. A married Participant's Beneficiary shall be his Spouse, unless the Spouse has consented in the manner provided in Section 17.02 to the Participant's designation of a Beneficiary other than his Spouse. A non-Spouse Beneficiary designation made by a Participant and consented to by his Spouse may be revoked by the Participant in writing at any time, without the consent of his Spouse. Any new Beneficiary designation must again comply with the requirements of Section 17.02.

17.02 Spousal Consent Requirements

Any written spousal consent given pursuant to this Article XVII shall acknowledge the effect of the action taken, shall specifically acknowledge any non-Spouse Beneficiary designated by the Participant, and shall be witnessed by a Plan representative or a notary public. Such spousal consent shall be valid only with respect to the Spouse who signs the consent. Notwithstanding any other provision of the Plan to the contrary, written spousal consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that such consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

17.03 No Beneficiary

If no Beneficiary has been designated pursuant to Section 17.01, if a designation is for any reason illegal or ineffective, or if no Beneficiary survives the Participant and he has no surviving Spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.04 Reliance

In determining a Participant's Beneficiary, the Plan Administrator may act and rely upon any information it deems reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it to be sufficient.

ARTICLE XVIII
LOANS

18.01 No Loans

A Participant shall not be permitted to obtain any loans from the Plan.

ARTICLE XIX
IN-SERVICE WITHDRAWALS

19.01 No In-Service Withdrawals

A Participant shall not be permitted to withdraw any portion of his interest in the Plan.

ARTICLE XX
MERGER OF CERTAIN PLANS INTO THE PLAN

20.01 In General

This Article XX contains special provisions regarding Prior Plans that have been merged into the Plan from time to time. Except as provided in Section 15.09 and as may be expressly provided elsewhere in this Article XX, the forms of payment or other rights that may not be eliminated under Section 411(d)(6) of the Code available under a Prior Plan shall be available under the Plan with respect to, and solely with respect to, a Participant's interest under a Prior Plan and not to the Participant's interest under the Plan determined without regard to this Article XX. A Participant may, however, elect to receive his entire interest under the Plan in a form of payment provided under Article XV.

20.02 Merger of Allied Telephone Company Profit Sharing Plan

(a) Effective as of the beginning of business on January 1, 1995, the Allied Telephone Company Profit Sharing Plan (the "Allied Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Allied Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the Allied Plan of all persons, to the extent not inconsistent with any provision of the Allied Plan that may not be eliminated under Section 411(d)(6) of the Code.

(b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section 11.04 (to the extent not previously established) in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the Allied Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995 (or with respect to periods prior to January 1, 1995, if any, during which a person described in the immediately preceding sentence was a Participant), in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Allied Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the Allied Plan as certified to the Plan Administrator by the Plan administrator of the Allied Plan.

(c) Any election, waiver, or beneficiary designation made by a person with respect to his interest under the Allied Plan shall remain in effect, but with respect only to that portion of his Separate Account attributable to the Allied Plan and the provisions of the Plan other than this Section 19.02 shall apply to the portion of his Separate Account not attributable to the Allied Plan, if any. Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), a person described in the first sentence of paragraph (b) of this Section 19.02 may make a new election, waiver, or beneficiary designation for his entire interest under the Plan.

20.03 Merger of Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates

(a) Effective as of the beginning of business on January 1, 1995, the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Systematics Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the Systematics Plan of all persons, to the extent not inconsistent with any provision of the Systematics Plan that may not be eliminated under Section 411(d)(6) of the Code.

(b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section 11.04 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the Systematics Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995, in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Systematics Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the Systematics Plan as certified to the Plan Administrator by the plan administrator of the Systematics Plan.

(c) Each Employee who is a participant in the Systematics Plan on December 31, 1994, and becomes an Eligible Employee on January 1, 1995, shall become a Participant on January 1, 1995. An Employee of Systematics Information Services, Inc. or its subsidiaries who was hired prior to January 1, 1995, who becomes an Eligible Employee on January 1, 1995, and who would have become a participant in the

Systematics Plan upon fulfilling the age and service eligibility requirements under the Systematics Plan shall become a Participant on the earlier of (i) the date that he would have become a participant in the Systematics Plan or (ii) the date that he would become a Participant in accordance with Section 10.01. Each other Employee of Systematics Information Services, Inc. or its subsidiaries who is hired on or after January 1, 1995, and who becomes an Eligible Employee shall become a Participant on the date that he would become a Participant in accordance with Section 10.01.

(d) Any election, waiver, or beneficiary designation made by a participant or beneficiary, as applicable, under the Systematics Plan with respect to his interest under the Systematics Plan shall remain in effect unless superseded by a valid election, waiver, or beneficiary designation under the Plan.

(e) Any election, waiver, or beneficiary designation made by a person with respect to his interest under the Systematics Plan shall remain in effect, but with respect only to that portion of his Separate Account attributable to the Systematics Plan and the provisions of the Plan other than this Section 19.03 shall apply to the portion of his Separate Account not attributable to the Systematics Plan, if any. Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), a person described in the first sentence of paragraph (b) of this Section 19.03 may make a new election, waiver, or beneficiary designation for his entire interest under the Plan.

(f) Notwithstanding any other provision of the Plan to the contrary, any outstanding loan under the Systematics Plan shall continue to be repaid and administered in accordance with its terms and the applicable provisions of the Systematics Plan in effect at the time the loan was granted.

ARTICLE XXI
TRANSFER OF BENEFITS WITH RESPECT TO CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES

21.01 Definitions

For purposes of this Article XXI, the following definitions shall apply:

(a) "Citizens" shall mean Citizens Utilities Company, a Delaware corporation; Citizens Telecommunications Company of Oregon, a Delaware corporation; Citizens Utilities Company of California, a California corporation; and Citizens Utilities Company, a Pennsylvania corporation, individually or collectively, as the context may require.

(b) An "Effective Date" shall mean an Effective Date as defined in an Employee Transfer Agreement.

(c) An "Employee Transfer Agreement" shall mean an Employee Transfer Agreement between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; and Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, (collectively, the "Employee Transfer Agreements").

(d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the provisions of the Transfer Agreements.

(e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from a Transferring Employer to Citizens, as of an Effective Date.

(f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

(g) A "Transferring Employer" shall mean Navajo Communications Co., Inc., Mountain State Telephone Company, ALLTEL Nevada, Inc., NCC Systems, Inc., ALLTEL Oregon, Inc., CP National Corporation, ALLTEL Tennessee, or Tuolumne Telephone Company (collectively, the "Transferring Employers").

21.02 Transfer of Assets

The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements, to be held, administered, and disposed of by the trustee(s) of the Transfer Plans, under the terms, conditions, and provisions of the Transfer Plans.

21.03 Benefit Payments After an Effective Date but Prior to the Transfer of Assets

If, on or after an Effective Date and before the actual transfer of assets, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to Section 21.02 shall be reduced accordingly.

21.04 Cessation of Participation

Effective as of the Effective Date applicable to him, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 21.03).

21.05 Vested Interest of Transfer Employees

The entire Separate Account of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by Citizens, including any amounts in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

21.06 Plan Continuing

The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfers of assets to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

21.07 Overriding Provisions

The provisions of this Article XXI shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

ARTICLE XXII
EXTENSION OF COVERAGE TO CERTAIN EMPLOYEES

22.01 Extension of Coverage to Certain Georgia Exchange Employees

Effective beginning June 1, 1998 and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after June 1, 1998 is an Employee and who on or before June 1, 1998 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1309 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04 and 13.06, for the Plan Year ending December 31, 1998, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.

22.02 Extension of Coverage to Certain Ohio Employees

Effective beginning December 16, 1998 and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after December 16, 1998 is an Employee and who on or before December 16, 1998 was in the bargaining unit described in National Labor Relations Board Case 8-RD-1819 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04 and 13.06, for the Plan Year ending December 31, 1998, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.

22.03 Extension of Coverage to Certain Georgia Exchange Employees

Effective beginning February 22, 1999 and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after February 22, 1999 is an Employee and who on or before February 22, 1999 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1320 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04 and 13.06, for the Plan Year ending December 31, 1999, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1999 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1999.

22.04 Extension of Coverage to Certain Kentucky Employees

Effective beginning January 13, 2000, and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after January 13, 2000 is an Employee and who on or before January 13, 2000 was in the bargaining unit described in National Labor Relations Board Case 9-RD-1910 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the Plan Year ending December 31, 2000, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 2000 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 2000.

22.05 Extension of Coverage to Certain Alabama Employees

Effective beginning February 15, 2001, and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after February 15, 2001 is an Employee and who on or before February 15, 2001 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1368 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the Plan Year ending December 31, 2001, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 2001 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 2001.

ARTICLE XXIII
SPECIAL PROVISIONS AND EFFECTIVE DATES

23.01 General

This amended and restated Plan ("January 1, 2002 Restatement") is effective as of January 1, 2002, but with respect only to Participants whose employment terminates on or after January 1, 2002 except as may otherwise be provided herein. Unless and to the extent expressly provided in this January 1, 2002 Restatement: No provision of this January 1, 2002 Restatement shall be construed to expand the definition of eligible employees, change accrued benefits, or otherwise change any substantive provision of the Plan with respect to periods prior to January 1, 2002. No provision of this January 1, 2002 Restatement corresponding to any provision of the Plan that was amended effective prior to January 1, 2002 shall be effective prior to the relevant effective date or event specified in the prior amendment to the Plan.

23.02 Specific Effective Date Provisions

(a) The provisions of this January 1, 2002 Restatement regarding contributions to the Plan, forfeitures, and allocations thereof shall be effective for Plan Years beginning after December 31, 2001, except that effective for Plan Years beginning after December 31, 1996, any Plan provisions for family aggregation with respect to the provisions of Section 401(a)(17) of the Code (as in effect prior to repeal of the family aggregation rule of that section) are deleted.

(b) To the extent that annuity, installment, or other extended payment forms of distribution were available or being provided under the Plan as in effect immediately prior to the execution date of this January 1, 2002 Restatement the following shall apply: (a) such forms of distribution shall be available with respect to (and only with respect to) any distribution with an annuity starting date that is earlier than the earlier of (i) the 90th day after the date a summary that reflects the elimination of such forms of distribution and that satisfies the requirements of Department of Labor regulation section 2520.104b-3 has been furnished in accordance with ERISA, or (ii) January 1, 2004, and (b) distribution thereof shall be made as provided under the applicable provisions of the Plan as in effect immediately prior to the execution of this January 1, 2002 Restatement.

(c) For a Participant who is (or was) an Employee and who attains (or attained) age 70-1/2 in a calendar year beginning after December 31, 1996 and prior to January 1, 2003, the Participant shall be given a one-time election to have distribution of the Participant's vested Separate

 Account be made or commenced in accordance with Section 401(a)(9) of the Code and the regulations thereunder beginning no later than April 1 of the calendar year following the calendar year in which the Participant attains (or attained) age 70-1/2. The election shall be made in the form and manner as prescribed by the Plan Administrator.

23.03 Law Change Effective Dates

Notwithstanding the provisions of Section 23.01 and Section 23.02, with respect to any change made to the Plan to satisfy or implement the provisions of applicable law, including any regulations, rulings, or other published guidance, such change shall be effective on the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required or effective because of such provisions.

23.04 GUST Effective Dates

Except as otherwise expressly provided herein, each change made to the Plan by this January 1, 2002 Restatement for the purpose of satisfying or implementing a provision of (i) the Uniformed Services Employment and Reemployment Rights Act of 1994, (ii) the Uruguay Round Agreements Act of 1994, (iii) the Small Business Job Protection Act of 1996, (iv) the Taxpayer Relief Act of 1997, (v) the Internal Revenue Service Restructuring and Reform Act of 1998, (vi) the Community Renewal Tax Relief Act of 2000, (vii) any other change in the Code or ERISA, or (viii) regulations, rulings, or other published guidance issued under the Code, ERISA or the legislative enactments listed in (i)-(vi) above (a "Compliance Amendment"), shall be effective as of the first date such change became required by reason of such provision and shall also be effective with respect to any plan merged (including a transfer of assets and liabilities from any plan subject to section 414(l) of the Code) into the Plan as of the first date such change became required by reason of such provision (including for periods prior to the merger date to the extent so required), and accordingly is also an amendment of any plan merged (including a plan from which assets and liabilities were transferred) into the Plan for this purpose. This provision shall be effective to amend any plan merged (including a plan from which assets and liabilities were transferred) into the Plan only with respect to Compliance Amendments, and shall not be construed to expand the definition of "eligible employee," change contributions or forfeitures, or otherwise change any substantive provision of any plan merged (including a plan from which assets and liabilities were transferred) into the Plan that is not directly affected by a Compliance Amendment prior to the merger date.

23.05 EGTRAA Effective Dates

This January 1, 2002 Restatement is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").

This January 1, 2002 Restatement is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, provisions of this January 1, 2002 Restatement implementing EGTRRA shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

EXECUTED this 20th day of February, 2002.

ALLTEL CORPORATION
By: /s/Joe Ford
Title: Chairman and CEO

ALLTEL CORPORATION PROFIT-SHARING PLAN
APPENDIX A

Notwithstanding any terms in the Plan to the contrary, each person listed on this Appendix A became an Eligible Employee effective as of January 1, 1994, or, if later, the Employee's Employment Commencement Date.

Included a table of eligible employees and social security numbers.

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Included a table of eligible employees and social security numbers (continued).

2

ALLTEL CORPORATION PROFIT-SHARING PLAN
APPENDIX B

Notwithstanding any terms in the Plan to the contrary, in determining Years of Eligibility Service with respect to certain Employees who satisfy the requirements specified in this Appendix B, the terms of this Appendix B shall govern.

In determining Years of Eligibility Service for an Employee described in this Appendix B, the Employee's period or periods of employment with an employer described in this Appendix B shall be counted as Years of Eligibility Service if such period or periods of employment would have been taken into account under the Plan had such period or periods of employment been service with a member of the Controlled Group. Notwithstanding any other provision of the Plan or this Appendix B, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

(a) For an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15, 1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, the Employee's period or periods of employment with GTE directories and its affiliated corporations prior to October 15, 1993.

(b) For an Employee who was an employee of Dime Savings Bank, F.S.B. ("Dime") immediately prior to October 28, 1995, and became an Employee on October 28, 1995, the Employee's period or periods of employment with Dime prior to October 28, 1995.

(c) For an Employee who was an employee of Glendale Federal Bank, F.S.B. ("Glendale") immediately prior to December 1, 1995, and became an Employee on December 1, 1995, the Employee's period or periods of employment with Glendale prior to December 1, 1995.

(d) For an Employee who was an employee of Medical Data Technologies, Inc. ("Medical Data") immediately prior to December 26, 1994, and became an Employee on December 26, 1994, the Employee's period or periods of employment with Medical Data prior to December 26, 1994.

(e) For an Employee who was an employee of OnBank & Trust Company ("OnBank") immediately prior to January 19, 1997, and became an Employee on January 19, 1997, the Employee's period or periods of employment with OnBank prior to January 19, 1997.

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(f) For an Employee who was an employee of City National Bank ("City National") immediately prior to April 1, 1997, and became an Employee on April 1, 1997, the Employee's period or periods of employment with City National prior to April 1, 1997.

(g) For an Employee who was an employee of City National Bank ("City National") immediately prior to September 16, 1997, and became an Employee on September 16, 1997, the Employee's period or periods of employment with City National prior to September 16, 1997.

(h) For an Employee who was an employee of Eclipsys Corporation or Eclipsys Solutions Corporation (collectively, "Eclipsys") immediately prior to October 1, 1997, and became an Employee on October 1, 1997, pursuant to the assignment entered into by and between Eclipsys Solutions Corporation, Eclipsys Corporation, and ALLTEL Information Services, Inc. on September 18, 1997, the Employee's period or periods of employment with Eclipsys prior to October 1, 1997.

(i) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to August 9, 1997, and became an Employee on August 9, 1997, the Employee's period or periods of employment with CSC prior to August 9, 1997.

(j) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to September 20, 1997, and became an Employee on September 20, 1997, the Employee's period or periods of employment with CSC prior to September 20, 1997.

(k) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 13, 1997, and became an Employee on October 13, 1997, the Employee's period or periods of employment with CSC prior to October 13, 1997.

(l) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 18, 1997, and became an Employee on October 18, 1997, the Employee's period or periods of employment with CSC prior to October 18, 1997.

(m) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 20, 1997, and became an Employee on October 20, 1997, the Employee's period or periods of employment with CSC prior to October 20, 1997.

(n) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to November 24, 1997, and became an Employee on November 24, 1997, the Employee's period or periods of employment with CSC prior to November 24, 1997.

2

(o) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to January 3, 1998, and became an Employee on January 3, 1998, the Employee's period or periods of employment with CSC prior to January 3, 1998.

(p) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 2, 1998, and became an Employee on February 2, 1998, the Employee's period or periods of employment with CSC prior to February 2, 1998.

(q) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 28, 1998, and became an Employee on February 28, 1998, the Employee's period or periods of employment with CSC prior to February 28, 1998.

(r) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to March 27, 1998, and became an Employee on March 27, 1998, the Employee's period or periods of employment with CSC prior to March 27, 1998.

(s) For an Employee who was an employee of United Companies Financial Corporation ("UCFC") immediately prior to December 7, 1998, and became an Employee on December 7, 1998, the Employee's period or periods of employment with UCFC prior to December 7, 1998.

(t) For an Employee who was not an employee of 360 Communication Company ("360") on or after July 1, 1998, who was an employee of 360 prior to July 1, 1998, and who became an Employee prior to January 1, 1999, the Employee's period or periods of employment with 360 prior to July 1, 1998.

(u) For an Employee who was an employee of Corporate Solutions International, Inc. ("CSI") immediately prior to April 1, 1999, and became an Employee on April 1, 1999, the Employee's period or periods of employment with CSI prior to April 1, 1999.

(v) For an Employee who was an employee of Advanced Information Resources, LTD. ("AIR") immediately prior to September 16, 1999, and became an Employee on September 16, 1999, the Employee's period or periods of employment with AIR prior to September 16, 1999.

(w) For an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to October 25, 1999, and became an Employee on October 25, 1999, the Employee's period or periods of employment with ACE prior to October 25, 1999.

3

(x) For an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to November 11, 1999, and became an Employee on November 11, 1999, the Employee's period or periods of employment with ACE prior to November 11, 1999.

(y) For an Employee who was an employee of Southern Data Systems, Inc. ("SDS") immediately prior to October 1, 1999, and became an Employee on October 1, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with SDS prior to October 1, 1999.

(z) For an Employee who was an employee of WestGroup Management Resources, Inc. ("WestGroup") immediately prior to December 20, 1999, and became an Employee on December 20, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with WestGroup prior to December 20, 1999.

(aa) For an Employee who was an employee of BellSouth Corporation - Atlanta ("BSA") immediately prior to April 1, 2000, and became an Employee on April 1, 2000, the Employee's period or periods of employment with BSA prior to April 1. 2000.

(bb) For an Employee who was an employee of Origin Technology in Business, Inc. ("Origin") immediately prior to May 15, 2000, and became an Employee on May 15, 2000, the Employee's period or periods of employment with Origin prior to May 15, 2000.

(cc) For an Employee who was an employee of Harris Bank - Chicago ("Harris Bank") immediately prior to September 1, 2000, and became an Employee on September 1, 2000, the Employee's period or periods of employment with Harris Bank prior to September 1, 2000.

(dd) For an Employee who was an employee of Benchmark Consulting International, Inc. ("Benchmark") immediately prior to August 2, 2000, and became an Employee on August 2, 2000, the Employee's period or periods of employment with Benchmark prior to August 2, 2000.

(ee) For an Employee who was an employee of Datamatic Services, Inc. ("Datamatic") immediately prior to December 6, 2000, and became an Employee on December 6, 2000, the Employee's period or periods of employment with Datamatic prior to December 6, 2000.

(ff) For an Employee who was an employee of PMG Systems, Inc. ("PMG") immediately prior to November 15, 2001, and became an Employee on November 15, 2001, the Employee's period or periods of employment with PMG prior to November 15, 2001.

4

ALLTEL CORPORATION PROFIT-SHARING PLAN
APPENDIX C

Notwithstanding any terms in the Plan to the contrary, in determining Years of Vesting Service with respect to certain Employees who satisfy the requirements specified in this Appendix C, the terms of this Appendix C shall govern.

In determining Years of Vesting Service for an Employee described in this Appendix C, the Employee's period or periods of employment with an employer described in this Appendix C shall be counted as Years of Vesting Service if such period or periods of employment would have been taken into account under the Plan had such period or periods of employment been service with a member of the Controlled Group. Notwithstanding any other provision of the Plan or this Appendix C, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

(a) For an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15, 1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, the Employee's period or periods of employment with GTE Directories and its affiliated corporations prior to October 15, 1993.

(b) Effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, with respect to Participants who are GTE Transfer Employees (as GTE Transfer Employees is defined in subsection (a) of Section 13.05) as of the Closing Date or Participants who become GTE Transfer Employees after the Closing Date, the Years of Vesting Service of an Employee who transfers employment from an Employer to GTE South Incorporated or to Contel of the South, Inc. pursuant to an Employee Transfer Agreement shall be determined taking into account service with GTE (as defined in the Employee Transfer Agreements).

(c) For an Employee who was an employee of Dime Savings Bank, F.S.B. ("Dime") immediately prior to October 28, 1995, and became an Employee on October 28, 1995, the Employee's period or periods of employment with Dime prior to October 28, 1995.

(d) For an Employee who was an employee of Glendale Federal Bank, F.S.B. ("Glendale") immediately prior to December 1, 1995, and became

1

an Employee on December 1, 1995, the Employee's period or periods of employment with Glendale prior to December 1, 1995.

(e) For an Employee who was an employee of Medical Data Technologies, Inc. ("Medical Data") immediately prior to December 26, 1994, and became an Employee on December 26, 1994, the Employee's period or periods of employment with Medical Data prior to December 26, 1994.

(f) For an Employee who was an employee of OnBank & Trust Company ("OnBank") immediately prior to January 19, 1997, and became an Employee on January 19, 1997, the Employee's period or periods of employment with OnBank prior to January 19, 1997.

(g) For an Employee who was an employee of City National Bank ("City National") immediately prior to April 1, 1997, and became an Employee on April 1, 1997, the Employee's period or periods of employment with City National prior to April 1, 1997.

(h) For an Employee who was an employee of City National Bank ("City National") immediately prior to September 16, 1997, and became an Employee on September 16, 1997, the Employee's period or periods of employment with City National prior to September 16, 1997.

(i) For an Employee who was an employee of Eclipsys Corporation or Eclipsys Solutions Corporation (collectively, "Eclipsys") immediately prior to October 1, 1997, and became an Employee on October 1, 1997, pursuant to the assignment entered into by and between Eclipsys Solutions Corporation, Eclipsys Corporation, and ALLTEL Information Services, Inc. on September 18, 1997, the Employee's period or periods of employment with Eclipsys prior to October 1, 1997.

(j) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to August 9, 1997, and became an Employee on August 9, 1997, the Employee's period or periods of employment with CSC prior to August 9, 1997.

(k) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to September 20, 1997, and became an Employee on September 20, 1997, the Employee's period or periods of employment with CSC prior to September 20, 1997.

(l) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 13, 1997, and became an Employee on October 13, 1997, the Employee's period or periods of employment with CSC prior to October 13, 1997.

2

(m) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 18, 1997, and became an Employee on October 18, 1997, the Employee's period or periods of employment with CSC prior to October 18, 1997.

(n) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to October 20, 1997, and became an Employee on October 20, 1997, the Employee's period or periods of employment with CSC prior to October 20, 1997.

(o) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to November 24, 1997 and became an Employee on November 24, 1997, the Employee's period or periods of employment with CSC prior to November 24, 1997.

(p) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to January 3, 1998 and became an Employee on January 3, 1998, the Employee's period or periods of employment with CSC prior to January 3, 1998.

(q) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 2, 1998, and became an Employee on February 2, 1998, the Employee's period or periods of employment with CSC prior to February 2, 1998.

(r) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 28, 1998, and became an Employee on February 28, 1998, the Employee's period or periods of employment with CSC prior to February 28, 1998.

(s) For an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to March 27, 1998 and became an Employee on March 27, 1998, the Employee's period or periods of employment with CSC prior to March 27, 1998.

(t) For an Employee who was an employee of United Companies Financial Corporation ("UCFC") immediately prior to December 7, 1998 and became an Employee on December 7, 1998, the Employee's period or periods of employment with UCFC prior to December 7, 1998.

(u) For an Employee who was an employee of Corporate Solutions International, Inc. ("CSI") immediately prior to April 1, 1999 and became an Employee on April 1, 1999, the Employee's period or periods of employment with CSI prior to April 1, 1999.

(v) For an Employee who was an employee of Advanced Information Resources, LTD. ("AIR") immediately prior to September 16, 1999, and

3

became an Employee on September 16, 1999, the Employee's period or periods of employment with AIR prior to September 16, 1999.

(w) For an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to October 25, 1999, and became an Employee on October 25, 1999, the Employee's period or periods of employment with ACE prior to October 25, 1999.

(x) For an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to November 11, 1999, and became an Employee on November 11, 1999, the Employee's period or periods of employment with ACE prior to November 11, 1999.

(y) For an Employee who was an employee of Southern Data Systems, Inc. ("SDS") immediately prior to October 1, 1999, and became an Employee on October 1, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with SDS prior to October 1, 1999.

(z) For an Employee who was an employee of WestGroup Management Resources, Inc. ("WestGroup") immediately prior to December 20, 1999, and became an Employee on December 20, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with WestGroup prior to December 20, 1999.

(aa) For an Employee who was an employee of BellSouth Corporation - Atlanta ("BSA") immediately prior to April 1, 2000, and became an Employee on April 1, 2000, the Employee's period or periods of employment with BSA prior to April 1, 2000.

(bb) For an Employee who was an employee of Origin Technology in Business, Inc. ("Origin") immediately prior to May 15, 2000, and became an Employee on May 15, 2000, the Employee's period or periods of employment with Origin prior to May 15, 2000.

(cc) For an Employee who was an employee of Harris Bank - Chicago ("Harris Bank") immediately prior to September 1, 2000, and became an Employee on September 1, 2000, the Employee's period or periods of employment with Harris Bank prior to September 1, 2000.

(dd) For an Employee who was an employee of Benchmark Consulting International, Inc. ("Benchmark") immediately prior to August 2, 2000, and became an Employee on August 2, 2000, the Employee's period or periods of employment with Benchmark prior to August 2, 2000.

(ee) For an Employee who was an employee of Datamatic Services, Inc. ("Datamatic") immediately prior to December 6, 2000, and became an

4

Employee on December 6, 2000, the Employee's period or periods of employment with Datamatic prior to December 6, 2000.

(ff) For an Employee who was an employee of PMG Systems, Inc. ("PMG") immediately prior to November 15, 2001, and became an Employee on November 15, 2001, the Employee's period or periods of employment with PMG prior to November 15, 2001.

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ALLTEL CORPORATION PROFIT-SHARING PLAN
APPENDIX D

Notwithstanding any other provisions of the Plan to the contrary, the terms of this Appendix D shall govern in determining eligibility for an allocation of Employer Contribution with respect to certain Employees who satisfy the requirements specified in this Appendix D.

Each Participant who is not otherwise eligible to receive an allocation of Employer Contribution for the Plan Year and who is described in the paragraph(s) below of this Appendix D shall receive an allocation of Employer Contribution for the specified Plan Year as provided in this Appendix D if: The Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the specified Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the amount of Employer Contribution (as a percentage of Compensation) for the Region including such Participants shall be specified in the Board of Directors resolution for the specified Plan Year and shall be allocated to the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this Appendix D but for his transfer of employment prior to the last day of the specified Plan Year, shall be deemed to be in the Region including the Participants eligible under this paragraph Appendix D for the specified Plan Year.

(a) Reserved (As of the execution date of this January 1, 2002 Restatement, there are no Participants described in this Appendix D).

1